Prospectus

February 2, 2009

Seligman

TargetHorizon ETF Portfolios, Inc.

Asset Allocation Strategies Seeking to Manage Risk Over Time

•	Seligman TargETFund 2045

•	Seligman TargETFund 2035

•	Seligman TargETFund 2025

•	Seligman TargETFund 2015

•	Seligman TargETFund Core

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if any of these Funds are suitable for you.

Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated, the Funds’ investments manager prior to November 7, 2008: Seligman Time Horizon Matrix® and Seligman Harvester®, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of RiverSource Fund Distributors, Inc. (formerly known as Seligman Advisors, Inc.). RiverSource Fund Distributors, Inc. also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

ETF1 2/2009

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Funds offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and each of the Funds, RiverSource Investments became the new investment manager of the Funds, effective November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees as the RiverSource funds (the “Board”), they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Funds

Overview

RiverSource Investments (the “Manager”) serves as the investment manager for Seligman Targ ETFund 2045 (“TargETFund 2045”), Seligman TargETFund 2035 (“TargETFund 2035”), Seligman TargETFund 2025 (“TargETFund 2025”), Seligman TargETFund 2015 (“TargETFund 2015”) and Seligman TargETFund Core (“TargETFund Core”). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are collectively referred to herein as the “Target Date Funds” and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., real estate investment trusts (“REITs”)) and fixed-income asset classes.

Asset Allocation Strategies

Each Fund seeks to achieve its investment objective(s) based upon two asset allocation strategies developed by Seligman: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under “Questions and Answers About the Funds.”

The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-capitalization equity asset classes and international equity asset classes, including emerging markets. As investment time horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, at 20 years or less to the target year, the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate securities (in the form of REITs), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below,

TargETFund 2045 and TargETFund 2035 will approximately maintain their allocations (or such other allocations as may be deemed appropriate in the future) until they begin their “migration” process (as further described below), at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with 20 years or more to their target dates will have similar asset allocations. With regard to Targ ETFund Core, the Manager intends to allocate the Fund’s assets among large- and medium-capitalization equity asset classes (including domestic and international), REITs and the domestic fixed-income asset class.

Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase in the section entitled “Underlying ETFs” of this Prospectus, although other indices and corresponding ETFs may be used and added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as “Underlying ETFs.” In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term debt instruments, cash and cash equivalents.

In a manner consistent with each Fund’s strategic allocation, the Manager will monitor and regularly modify each Fund’s asset allocation as the Manager believes is appropriate based upon its ongoing research, market or other conditions or events. In the event that the Manager believes such action is warranted, it may make tactical or short-term shifts or long-term shifts in the weightings of various asset classes. With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called “migration” which involves the ongoing reallocation of each Target Date Fund’s investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, approximately maintain its allocations (or such other allocations as may be deemed appropriate in the future) until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date year) their investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations or reallocations based upon ongoing research, market or other conditions or events, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see “Dividend and Capital Gain Distributions” and “Taxes” below. Such trading activity would also increase a Fund’s expenses due to transaction costs incurred in connection with the sale of Underlying ETFs (i.e., brokerage and related costs).

Investment Objectives and Principal Investment Strategies of the Funds

Seligman TargETFund 2045

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Principal Investment Strategies

TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2026 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2045, Targ ETFund 2045 will be combined with TargETFund Core, and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2045 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index® ”), the WisdomTree International SmallCap Dividend Index, or the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets (EM) Index®”) or a combination thereof.

Seligman TargETFund 2035

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Principal Investment Strategies

TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2016 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2035, TargETF und 2035 will be combined with TargETFund Core, and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2035 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2035 to the domestic small-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell 2000® Index.

Seligman TargETFund 2025

Investment Objective

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Principal Investment Strategies

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2025, TargETFund 2025 will be combined with TargETFund Core, and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the

Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the domestic mid-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell Midcap® Index.

Seligman TargETFund 2015

Investment Objective

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Principal Investment Strategies

TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2015, TargETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2015 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the domestic large-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Standard & Poor’s Composite Stock Index (S&P 500®).

Seligman TargETFund Core

Investment Objective

Capital appreciation and preservation of capital with current income.

Principal Investment Strategies

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. The Manager will use an asset allocation strategy that is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes. TargETFund Core’s diversified, balanced portfolio is described in the pie chart below.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the fixed-income asset class, the Manager may use Underlying ETFs that seek to replicate the Barclays Capital US Aggregate Index, the Barclays Capital US Government/Credit Bond Index, or the Barclays Capital US Treasury TIPs Index, or a combination thereof.

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a “fund of funds” (i.e., funds that invest in other funds) involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of its Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in Underlying ETFs, each Fund’s investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager’s research and analysis in determining the appropriate asset allocation among Underlying ETFs.

In addition to a Fund’s operating expenses, you will indirectly pay the operating expenses of Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to all shareholders.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities.

Active Management Risk—The Funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

ETF Risks

Each Fund is exposed to the same risks as Underlying ETFs in direct proportion to the allocation of its assets among Underlying ETFs.

■

Passive Investors—Each Underlying ETF is a “passive investor” and therefore generally invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. Underlying ETFs generally will not attempt to take defensive positions in volatile or declining markets or under other conditions.

■

Tracking Risk—Underlying ETFs generally will not be able to duplicate exactly the performance of the underlying indexes they seek to track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

■

Net Asset Value—The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

■

Market Trading Risk—Although Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as Underlying ETFs with respect to the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under “Certain Risks of Underlying ETFs.”

■

Large-Capitalization Companies (both domestic and international) —Investments in stocks of large-capitalization companies by Underlying ETFs are subject to market risk. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline.

■

Small-Capitalization Companies (both domestic and international) —Investments in these companies are subject to increased risk compared with an investment in large-capitalization companies. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

■

Mid-Capitalization Companies (both domestic and international) —Mid-capitalization companies are subject, to a certain degree, to the risks associated with investments in large-capitalization and small-capitalization companies, each as described above.

■

Foreign Investments and Emerging Markets Securities—Investments in securities of foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

■

Real Estate Companies—Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as REITs are subject to additional risks. Although Underlying ETFs generally will not invest in real estate directly, certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as credit market conditions, availability of credit, competition, property value fluctuations, taxes, zoning laws and property casualty.

■	Sector Volatility and Non-Diversified Portfolios—Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

■	Fixed Income Securities—Investments in fixed income securities by Underlying ETFs may involve interest-rate risk, credit risk and market risk.

■

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject these Underlying ETFs to higher price volatility.

Temporary Defensive Positions of the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions or events. This could prevent a Fund from achieving its objective.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance of the Funds

The following performance information provides some indication of the risks of investing in the Funds by showing the performance of Class A shares has varied from year to year, as well as how the performance of each Class (other than Class B shares) compares with certain measures of performance. The Funds have not offered and do not currently offer Class B shares and, as such, there is no performance with respect to Class B shares.

Although the Funds’ fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of each Fund with the returns of other mutual funds. How the Funds have performed in the past (before and after taxes), however, is not necessarily an indication of how the Funds will perform in the future. Total returns will vary between each Class of shares of a Fund due to differing fees and expenses.

The Class A annual total returns of each Fund presented in its respective bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns of each Fund as presented in its respective table on the following pages do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Each Fund’s bar chart and table assume that all dividends and capital gains distributions, if any, were reinvested.

After-tax returns presented in the tables are for Class A shares only. After-tax returns for Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Prior to November 7, 2008, the Funds were managed by J. & W. Seligman & Co. Incorporated (Seligman). Since each Fund’s inception, Seligman contractually reimbursed each Fund’s expenses (with certain exceptions) that exceeded 0.23% per annum of the Fund’s average daily net assets (excluding the assets of Class I shares). From November 7, 2008 through at least January 31, 2015, RiverSource Investments, the Funds’ new investment manager, has contractually agreed to waive its management fee and/or to reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). Absent management fee waivers/expense reimbursements, returns would have been lower.

TargETFund 2045

Class A Annual Total Return – Calendar Years

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -23.93% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class A
Return before taxes	(42.39)%	(16.21)%
Return after taxes on distributions	(43.05)	(16.79)
Return after taxes on distributions and sale of Fund shares	(27.54)	(13.79)
Class C	(39.77)	(14.56)
Class R	(39.47)	(14.09)
Dow Jones Target 2045 Index**	(37.03)	(12.64)
Lipper Mixed-Asset Target 2045 Funds Average**	(38.05)	(14.49)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(11.40)

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.
**	The Dow Jones Target 2045 Index (the “Dow Jones 2045 Index”), and the Lipper Mixed-Asset Target 2045 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2045 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2045 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2045 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2045 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2045 Index was: 90.4% equity, 5.7% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2045 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2045. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2035

Class A Annual Total Return – Calendar Years

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -23.47% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class A
Return before taxes	(42.06)%	(16.03)%
Return after taxes on distributions	(42.69)	(16.57)
Return after taxes on distributions and sale of Fund shares	(27.34)	(13.62)
Class C	(39.49)	(14.39)
Class R	(39.19)	(13.89)
Dow Jones Target 2035 Index**	(35.15)	(11.58)
Lipper Mixed-Asset Target 2035 Funds Average**	(37.07)	(13.48)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(11.40)

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.
**	The Dow Jones Target 2035 Index (the “Dow Jones 2035 Index”), and the Lipper Mixed-Asset Target 2035 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2035 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2035 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2035 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2035 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2035 Index was: 89.1% equity, 7.0% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2035 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2035. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2025

Class A Annual Total Return – Calendar Years

Best quarter return: 9.12% – quarter ended 3/31/06.

Worst quarter return: -23.94% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class A
Return before taxes	(41.73)%	(9.02)%
Return after taxes on distributions	(42.00)	(9.29)
Return after taxes on distributions and sale of Fund shares	(27.13)	(7.60)
Class C	(39.24)	(7.92)
Class R	(38.94)	(7.53)
Dow Jones Target 2025 Index**	(27.61)	(2.70)
Lipper Mixed-Asset Target 2025 Funds Average**	(34.15)	(6.30)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target 2025 Index (the “Dow Jones 2025 Index”), and the Lipper Mixed-Asset Target 2025 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2025 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2025 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2025 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2025 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2025 Index was: 75.6% equity, 20.5% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2025 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2025. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund 2015

Class A Annual Total Return – Calendar Years

Best quarter return: 8.06% – quarter ended 3/31/06.

Worst quarter return: -21.21% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class A
Return before taxes	(37.07)%	(7.92)%
Return after taxes on distributions	(37.48)	(8.30)
Return after taxes on distributions and sale of Fund shares	(24.10)	(6.77)
Class C	(34.48)	(6.83)
Class R	(34.03)	(6.41)
Dow Jones Target 2015 Index**	(16.65)	(0.08)
Lipper Mixed-Asset Target 2015 Funds Average**	(27.77)	(3.41)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target 2015 Index (the “Dow Jones 2015 Index”), and the Lipper Mixed-Asset Target 2015 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2015 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2015 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2015 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2015 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2015 Index was: 52.5% equity, 43.6% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2015 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2015. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

TargETFund Core

Class A Annual Total Return – Calendar Years

Best quarter return: 4.96% – quarter ended 12/31/06.

Worst quarter return: -15.46% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class A
Return before taxes	(29.87)%	(6.14)%
Return after taxes on distributions	(30.58)	(6.82)
Return after taxes on distributions and sale of Fund shares	(19.34)	(5.40)
Class C	(26.88)	(5.08)
Class R	(26.64)	(4.67)
Dow Jones Target Today Index	(3.06)	3.26
Lipper Mixed-Asset Target Allocation Moderate Funds Average	(25.38)	(3.76)
Lipper Fund of Funds Unaffiliated Average	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.
**	The Dow Jones Target Today Index (the “Dow Jones Today Index”), and the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones Today Index does not reflect any taxes, fees, or sales charges. The Dow Jones Today Index aims to hold a low-risk portfolio of securities, and is an appropriate benchmark for a conservative, balanced portfolio an investor might hold upon reaching retirement. The Dow Jones Today Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones Today Index to reflect a targeted level of risk. As of December 1, 2008, the subindex allocation of the Dow Jones Today Index was: 15.0% equity, 50.4% fixed income, and 34.6% cash. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Each class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other investors in such Fund. As noted above, the Funds have not offered and do not currently offer Class B shares. The information below relating to Class B shares would only apply if the Class was offered in the future.

Shareholder Fees for Each Fund:

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

TargETFund 2045 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class R
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	1.00	0.50
Other expenses(2)	2.10	2.05	2.07
Acquired fund (Underlying ETF) fees and expenses(3)	0.24	0.24	0.24
Total gross operating expenses(1)(4)	3.09%	3.79%	3.31%

(1) Less: Fee waiver and/or expense reimbursement	(1.87)	(1.82)	(1.84)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.22%	1.97%	1.47%
(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2008, Seligman, as the predecessor investment manager, also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1). The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above, and do not include the additional reimbursement of expenses described in footnote (2).

TargETFund 2035 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class R
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	1.00	0.50
Other expenses(2)	1.54	1.51	1.56
Acquired fund (Underlying ETF) fees and expenses(3)	0.24	0.24	0.24
Total gross operating expenses(1)(4)	2.53%	3.25%	2.80%

(1) Less: Fee waiver and/or expense reimbursement	(1.31)	(1.28)	(1.33)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.22%	1.97%	1.47%
(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

TargETFund 2025 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class R
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.24	1.00	0.50
Other expenses(2)	0.56	0.55	0.66
Acquired fund (Underlying ETF) fees and expenses(3)	0.26	0.26	0.26
Total gross operating expenses(1)(4)	1.56%	2.31%	1.92%

(1) Less: Fee waiver and/or expense reimbursement	(0.33)	(0.32)	(0.43)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.23%	1.99%	1.49%
(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

TargETFund 2015 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class R
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.23	1.00	0.50
Other expenses(2)	0.53	0.52	0.65
Acquired fund (Underlying ETF) fees and expenses(3)	0.24	0.24	0.24
Total gross operating expenses(1)(4)	1.50%	2.26%	1.89%

(1) Less: Fee waiver and/or expense reimbursement	(0.30)	(0.29)	(0.42)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.20%	1.97%	1.47%
(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

TargETFund Core Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class C	Class R
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.23	1.00	0.50
Other expenses(2)	0.43	0.44	0.57
Acquired fund (Underlying ETF) fees and expenses(3)	0.18	0.18	0.18
Total gross operating expenses(1)(4)	1.34%	2.12%	1.75%

(1) Less: Fee waiver and/or expense reimbursement	(0.20)	(0.21)	(0.34)
Total net operating expenses (after fee waiver and/or reimbursement)(4)	1.14%	1.91%	1.41%
(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of the Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.
(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.
(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

Examples of Each Fund’s Expenses

These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund at the beginning of each period shown (and pay any applicable sales charge), (2) your investment in each Fund has a 5% return each year, and (3) each Fund’s operating expenses (including the management fee and acquired fund (Underlying ETF) fees and expenses) are (i) the net operating expenses through January 31, 2015 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2015, the total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TargETFund 2045
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,207	$2,828
Class C	300	618	1,062	3,107
Class R	250	465	803	2,624

TargETFund 2035
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,207	$2,553
Class C	300	618	1,062	2,854
Class R	250	465	803	2,373

TargETFund 2025
If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$693	$943	$1,212	$2,082
Class C	302	624	1,073	2,409
Class R	252	471	813	1,957

TargETFund 2045
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,207	$2,828
Class C	200	618	1,062	3,107
Class R	150	465	803	2,624

TargETFund 2035
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,207	$2,553
Class C	200	618	1,062	2,854
Class R	150	465	803	2,373

TargETFund 2025
If you do not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$693	$943	$1,212	$2,082
Class C	202	624	1,073	2,409
Class R	152	471	813	1,957

TargETFund 2015

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges) :

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$934	$1,197	$2,035
Class C	300	618	1,062	2,379
Class R	250	465	803	1,936

TargETFund Core

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,916
Class C	294	600	1,032	2,277
Class R	244	446	771	1,824

TargETFund 2015

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$934	$1,197	$2,035
Class C	200	618	1,062	2,379
Class R	150	465	803	1,936

TargETFund Core

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,916
Class C	194	600	1,032	2,277
Class R	144	446	771	1,824

Questions and Answers About the Funds

Q:	Which Fund should I consider?

A:	TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes.

Q:	What are the Funds’ asset allocation strategies?

A:	The Funds invest a percentage of their assets in Underlying ETFs based on two asset allocation strategies developed by Seligman: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results. These strategies also reflect the Manager’s belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Please see Appendix B for more information on the basis for these strategies. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to seek specific financial goals, provide investors with asset allocation strategies that studies suggest they are unlikely to implement on their own.

Q:	Can I take advantage of Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies by simply investing in the Funds?

A:	Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are “target-date funds” that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2026 for TargETF und 2045 and until approximately 2016 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.

Q:	What are target-date funds?

A:	In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time frames.

Q:	Is each Fund an ETF?

A:	No. Each Fund is a mutual fund that invests in a variety of ETFs. ETFs—exchange-traded funds— are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market.

Q:	What is the basis for each Fund’s strategy?

A:	Each Fund benefits from the extensive, on-going research into the relationship between time and the relative risk of various asset classes. As noted above, a key insight from this research is the observation that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Applying an analysis of hypothetical historical asset class performance, the asset allocation strategies have been designed to seek to take advantage of the observation that the relative risks of asset classes changes over time.

■

TargETFund 2045:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2026 when TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

■

TargETFund 2035:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2016 when TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

■

TargETFund 2025:    Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in equity REITs and the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on

Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income as the Fund moves from a more volatile asset allocation to a less volatile asset allocation.

■

TargETFund 2015:    Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in real estate securities (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. Exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income.

■

TargETFund Core:    Under normal market conditions, this Fund invests in Underlying ETFs that primarily invest in (i) domestic mid- and large-capitalization equity asset classes; (ii) international equity asset classes (not including emerging markets); (iii) real estate securities (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities, inflation-protected securities (e.g., Treasury-Inflation Protected Securities or TIPs), and fixed-income securities issued by corporations). The Fund normally will not invest in ETFs that track the indices included under the caption “Underlying ETFs—Types of Underlying ETFs—US Small Capitalization Equity” or that primarily invest in the emerging markets equity asset class. These asset classes are considered too volatile and speculative for investors who seek capital appreciation and preservation of capital with current income. As with TargETFund 2015, exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. Similarly, exposure to the fixed-income asset class is included in an attempt to provide relative diversification and stability and current income. An allocation to Underlying ETFs that invest in US government securities is included because such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn. An allocation to Underlying ETFs that invest in TIPs is included because such an allocation can help protect capital against the effects of inflation.

Q:	What is Seligman Time Horizon Matrix?

A:

Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. For example, from 1950 to 2008, the worst 20 calendar-year period for small cap stocks produced an average annual return of 7.86% which is better than the best 20 calendar-year period for Treasury bills, which posted a 7.72% average annual return (see Appendix B). Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time general market movements successfully on a consistent basis.

Q:	What is Seligman Harvester?

A:	Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix) is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through what the Manager believes is an appropriate allocation to historically less volatile asset classes. If you purchase TargETFund Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:	How was Seligman Time Horizon Matrix developed?

A:	Seligman Time Horizon Matrix is the result of extensive proprietary research by Seligman that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. Seligman’s research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes changes.

For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

Q:	How was Seligman Harvester developed?

A:

Seligman Harvester also was developed through proprietary research conducted by Seligman. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital in down markets while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. Seligman’s research indicates that an asset allocation comprising equities (including real estate securities), fixed-income securities and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q:	How do the TargETFunds implement the Time Horizon Matrix and Harvester strategies?

A:	TargETFund 2025 and TargETFund 2015 seek to reduce an investor’s portfolio volatility on a periodic basis through “migration.” Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues generally in accordance with the recommendations in Seligman Time Horizon Matrix until the portfolio matches the asset allocation recommended by TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). The Manager may deviate from the Seligman Time Horizon Matrix’s recommended allocations at any time (including at migration or otherwise) based on market or other conditions or events. For example, Seligman (as the predecessor investment manager) has added an allocation to the fixed-income asset class to each of TargETFund 2045 and Targ ETFund 2035 and increased such allocation to TargETFund 2025. As discussed above, TargETFund 2025 and TargETFund 2015 have implemented migration. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2026 and 2016, respectively. TargETFund Core, which seeks to approximately maintain its target allocation, does not use migration.

Q:	Why shouldn’t I just invest in Underlying ETFs directly?

A:	Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager’s on-going research. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in Underlying ETFs that approximates, to the extent possible, targeted allocations. By contrast, if you choose to invest in Underlying ETFs separately, you would have to make these adjustments yourself. Such adjustments may incur significant transaction costs.

Additional Information About the Funds’ Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing in Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term debt instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).

A Fund may purchase or sell shares of Underlying ETFs, US government securities and high-quality short-term debt instruments: (a) to accommodate purchases and sales of its shares; (b) with respect to the Target Date Funds, to implement the process of migration as discussed under “Asset Allocation Strategies” and “Questions and Answers about the Funds”; and (c) to adjust the percentages of its assets invested in each Underlying ETFs, US government securities, high-quality short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, as well as changes in Seligman Time Horizon Matrix.

As described above, under normal conditions, the Manager, with respect to certain of the Funds, intends periodically to reallocate its investments in Underlying ETFs. The Manager may also reallocate any Fund’s investments in response to economic, market or other conditions or events. In both cases, these reallocations may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in such Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that moves the actual positions in Underlying ETFs toward the asset allocations deemed appropriate by the Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policies of investing at least 80% of its net assets in Underlying ETFs, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund’s objective. In addition, Underlying ETFs, US government securities and short-term debt instruments in which each Fund may invest, the asset allocations, indices, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund’s objective(s) and its fundamental policies may be changed only with shareholder approval.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance, however, is not a guarantee of future performance. Moreover, the investments of Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of Underlying ETFs is provided under “Certain Risks of Underlying ETFs” in this Prospectus and in “Underlying ETFs” in the Series’ Statement of Additional Information.

Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at special meetings held on November 3, 2008) a new investment management services agreement between the Series on behalf of each Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. For the fiscal year ended September 30, 2008, the net management fee paid by the Funds to Seligman, as a percentage of each Fund’s average daily net assets (which reflects management fee waivers/expense reimbursements), are as follows: (1.20)% for TargETFund 2045, (0.73)% for TargETFund 2035, 0.19% for TargETFund 2025, 0.22% for TargETFund 2015 and 0.30% for TargETFund Core.

Through at least January 31, 2015, the RiverSource Investments has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses to the extent that each of the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% per annum of that Fund’s average daily net assets (excluding the assets in Class I shares, shares of which are not offered in this Prospectus).

In addition to the management fees paid by each of the Funds, investors will bear the management fees charged by Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased Underlying ETFs directly.

On July 29, 2008, the Series Board met to discuss, prior to shareholder approval, the Management Agreement between the Series and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the proxy statement, dated August 27, 2008, and is available in the annual shareholder report for the year ended September 30, 2008.

Portfolio Management

Mr. Charles W. Kadlec is the Portfolio Manager of the Funds. Mr. Kadlec is also a former Managing Director and Director of Seligman and former President of Seligman Advisors, Inc. and Seligman Services, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Mr. Kadlec joined Seligman in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and became President of Seligman Advisors in January 2005. On November 7, 2008, Mr. Kadlec assumed his current position with RiverSource Investments as Portfolio Manager for the Series and Seligman Asset Allocation Series, Inc.

Mr. Kadlec has decision-making authority with respect to each Fund’s investments and is responsible for the direction and interpretation of the ongoing statistical research that, in combination with his investment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, he is responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening is a Vice President of RiverSource Investments. Mr. Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc., formerly Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of Funds.

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman

Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Underlying ETFs

Types of Underlying ETFs

In pursuing their respective investment objectives, each Fund will invest in Underlying ETFs in accordance with the asset allocation and investment strategies contained in this Prospectus. Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.

US Large-Capitalization Equity

■   Dow Jones US Select Dividend IndexSM

■   Russell 1000® Index

■   Russell 1000® Growth Index

■   Russell 1000® Value Index

■   Standard & Poor’s 500 Composite Stock Index (S&P 500®)

■    Standard & Poor’s 100 Stock Index
(S&P 100®)

■   NYSE US 100 Index®

■   Dow Jones Wilshire Large Cap Value Index

■   Dow Jones Wilshire Large Cap Growth Index

■   Morningstar Large Growth Index

■   Morningstar Large Value Index

■   S&P 500/Citigroup Pure Value Index

■   S&P 500/Citigroup Pure Growth Index

■   MSCI US Prime Market Value Index

■   WisdomTree LargeCap Dividend Index

US Mid-Capitalization Equity
■ Russell Midcap® Index ■ Russell Midcap® Value Index

■   Russell Midcap® Growth Index

■   Morningstar Mid Growth Index

■   Morningstar Mid Value Index

■   S&P MidCap 400/Citigroup Value Index

■   S&P MidCap 400/Citigroup Pure Value Index

■   S&P MidCap 400/Citigroup Growth Index

■   S&P MidCap 400/Citigroup Pure Growth Index

■   Dow Jones Wilshire Mid Cap Value Index

■   Dow Jones Wilshire Mid Cap Growth Index

■   Morgan Stanley Capital International United States Mid Cap Value Index

■   Morgan Stanley Capital International United States Mid Cap Growth Index

■   WisdomTree MidCap Dividend Index

US Small-Capitalization Equity

■   Russell 2000® Index

■   Russell 2000® Value Index

■   Russell 2000® Growth Index

■   S&P SmallCap 600® Index

■   Morningstar Small Growth Index

■   Morningstar Small Value Index

■   S&P SmallCap 600/Citigroup Value Index

■   S&P SmallCap 600/Citigroup Pure Value Index

■   S&P SmallCap 600/Citigroup Growth Index

■   S&P SmallCap 600/Citigroup Pure Growth Index

■   Dow Jones Wilshire Small Cap Value Index

■   Dow Jones Wilshire Small Cap Growth Index

■   MSCI US Small Cap Value Index

■   MSCI US Small Cap Growth Index

■   WisdomTree SmallCap Dividend Index

International Equity
■ Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index®) ■ Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets (EM) IndexSM)
■ WisdomTree International LargeCap Dividend Index ■ WisdomTree International SmallCap Dividend Index

Fixed Income

■   iBoxx® $ Liquid Investment Grade Index

■   iBoxx® $ Liquid High Yield Index

■   Barclays Capital 1-3 Year US Treasury Index

■   Barclays Capital US Aggregate Index

■   Barclays Capital US Treasury TIPS Index

■   Barclays Capital US Government/Credit Bond Index

■   Barclays Capital High Yield Very Liquid Index

■   Wachovia High Yield Bond Index

■   Barclays Capital Global Treasury Ex US Capped Index

■   Barclays Capital US Government Inflation Linked Bond Index

Real Estate Securities

■   Dow Jones US Real Estate Index

■   Dow Jones Wilshire Ex-US Real Estate Securities Index

■   Wilshire REIT Index

■   FTSE NAREIT Equity REITs Index[1]

■   Cohen & Steers Realty Majors Index

■   UBS Global Real Estate Investors Index[1]

■   FTSE EPRA/NAREIT Global Real Estate Index[1]

■   WisdomTree International Real Estate Index

■   S&P REIT Composite Index

By way of example, Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the “SEC”).2

[1]	As of the date of this Prospectus, the index is not being tracked by an ETF.
[2]

iShares is a registered mark of Barclays Global Investors, N.A. (“BGI”), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series’ Funds offered by this Prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.

Underlying ETFs file financial and other information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

Limitations on Investing in Other Investment Companies

Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permit investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Each Fund invests a substantial portion of its assets in Underlying ETFs. Accordingly, each Fund’s performance depends upon a favorable allocation among Underlying ETFs as well as the ability of Underlying ETFs to generate favorable performance.

Certain Risks of Underlying ETFs

The following summarizes certain risks associated with investments in Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any Underlying ETFs will be achieved. Each Underlying ETF’s investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

An investment in Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF’s net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.

Equity-Related Risks

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and Targ ETFund 2025 will initially invest most of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.

Securities of Large-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of large-capitalization companies. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline. This could adversely affect these Underlying ETF’s performance.

Securities of Small-Capitalization Companies—Certain Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger-capitalization companies. Small-capitalization companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger-capitalization companies to adverse business or economic developments.

Securities of Mid-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of mid-capitalization companies. These companies, to certain degrees, are subject to the risks associated with investments in large-capitalization companies and small- capitalization companies, each as described above.

Sector Volatility —Certain Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification—Certain Underlying ETFs are classified as non-diversified. This means that such an Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, such an Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives —Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives, such as stock index futures. These investments involve higher risk and subject such Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities—Certain Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

Real Estate-Related Risks

Risks of Real Estate Investments and REITs—Certain Underlying ETFs may invest in securities issued by real estate companies (including REITs) and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the real estate company. In the event of a default by a borrower or lessee, the real estate company may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk—Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Fixed-Income-Related Risks

The following risks relate to investments in fixed-income securities in which certain Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit Risk—A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Certain of the Funds invest a portion of their assets in Underlying ETFs that invest in the securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Underlying ETFs in which the Funds invest.

Market Risk—Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer’s credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk—Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF’s assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain Underlying ETFs invest in securities issued by the US government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The value of an

Underlying ETF that invests in US government securities will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and subject these Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in each Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50	4.71	4.00
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds,

“single persons” includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation.  Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent.  A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans.  Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans.  Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs.  Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information.  For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, RiverSource Investments, SDC and RiverSource Investments’ affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	Class B shares have been authorized by the Board of Directors but are not currently being offered.

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC applicable to Class C shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

If offered for sale, your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class C

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class R*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. The distributor may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor.

The Series has adopted a plan under Rule 12b-1 of the 1940 Act that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Series’ Board of Directors believes that no conflict of interest currently exists between the Funds’ various classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

CDSCs and the Combination of Funds

As discussed above, each of the Target Date Funds will automatically be combined with TargETFund Core during their respective target year. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. For the purpose of calculating CDSCs, holding periods in respect of shares of a Target Date Fund will be carried over to shares of TargETFund Core acquired as a result of the combination of Funds.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, the distributor may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Underlying ETFs do not price their shares, the value of a Fund’s portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class R shares will generally be lower than the NAV of Class A shares of a Fund.

Underlying ETFs and other securities owned by each Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with the distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to

SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

The required minimum initial investments per Fund are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman mutual funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-a-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until a Fund’s minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging.  If you have at least $5,000 in the Seligman Cash Management Fund (the “Cash Fund”), you may exchange shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares unless your original purchase was in the Cash Fund.

Dividends From Other Investments.  You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit.  You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Funds may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell a Fund’s shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of a Fund. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to a new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds do not charge any fees or expenses, other than any applicable CDSC, for this transaction; however the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your shares are redeemed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan.  If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class R shares, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in TargETFund Core, you may ask SDC to provide checks which may be drawn against your account. This service is available only for accounts in TargETFund Core and not the other Funds in the Series. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C, D or R shares, check redemptions may be subject to CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will adopt reasonable procedures to determine whether a request appears to be genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of the Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the “New Repurchase Policy”): If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of the Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the “Former Repurchase Policy”).

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, the distributor or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell Underlying ETFs, US government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each Underlying ETF, US government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of Underlying ETFs at a loss. In addition, Underlying ETFs may distribute capital gains to the Funds.

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have tele-

phone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends, if any, on Class B, Class C and Class R shares of a Fund will be lower than the dividends on Class A shares of that Fund as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class of a Fund.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series.”

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of

current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman Target Horizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ‘‘payments’’) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services.  Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

Affiliated Products.  RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource

Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each of the Funds for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, transaction costs on your investment or taxes. If such charges, costs or taxes were reflected, the returns presented below would have been lower. The ratios of expenses and net investment income to average net assets do not reflect the expenses of Underlying ETFs in which the Funds invest. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

TargETFund 2045

	CLASS A			CLASS C			CLASS R
	Year Ended 9/30/08	10/2/06* to 9/30/07		Year Ended 9/30/08	10/2/06* to 9/30/07		Year Ended 9/30/08	10/2/06* to 9/30/07
Per Share Data:
Net asset value, beginning of period	$9.74	$8.10		$9.70	$8.10		$9.74	$8.10
Income (loss) from investment operations:
Net investment income	0.06	0.07		—	—		0.04	0.05
Net realized and unrealized gain (loss) on investments	(2.25)	1.62		(2.24)	1.63		(2.25)	1.63
Total from investment operations	(2.19)	1.69		(2.24)	1.63		(2.21)	1.68
Less distributions:
Dividends from net investment income	(0.07)	(0.05)		—	—		(0.05)	(0.04)
Dividends in excess of net investment income	(0.01)	—		(0.06)	(0.03)		(0.02)	—
Distributions from net realized capital gain	(0.01)	—		(0.01)	—		(0.01)	—
Total distributions	(0.09)	(0.05)		(0.07)	(0.03)		(0.08)	(0.04)
Net asset value, end of period	$7.46	$9.74		$7.39	$9.70		$7.45	$9.74
Total Return	(22.70)%	20.97%		(23.22)%	20.19%		(22.85)%	20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,987	$1,365		$839	$389		$431	$294
Ratio of expenses to average net assets	0.96%	0.63%	†	1.70%	1.29%	†	1.20%	0.60%	†
Ratio of net investment income (loss) to average net assets	0.73%	0.71%	†	(0.01)%	0.05%	†	0.49%	0.74%	†
Portfolio turnover rate	48.07%	34.04%		48.07%	34.04%		48.07%	34.04%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.72%	11.04%	†	3.47%	11.78%	†	2.97%	11.28%	†
Ratio of net investment loss to average net assets	(1.03)%	(9.70)%	†	(1.78)%	(10.44)%	†	(1.28)%	(9.94)%	†

See footnotes on page 65.

Financial Highlights

TargETFund 2035

	CLASS A			CLASS C			CLASS R
	Year Ended 9/30/08	10/2/06* to 9/30/07		Year Ended 9/30/08	10/2/06* to 9/30/07		Year Ended 9/30/08	10/2/06* to 9/30/07
Per Share Data:
Net asset value, beginning of period	$9.74	$8.10		$9.70	$8.10		$9.74	$8.10
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.14		(0.01)	0.07		0.04	0.11
Net realized and unrealized gain (loss) on investments	(2.26)	1.55		(2.24)	1.56		(2.25)	1.57
Total from investment operations	(2.20)	1.69		(2.25)	1.63		(2.21)	1.68
Less distributions:
Dividends from net investment income	(0.08)	(0.05)		(0.06)	(0.03)		(0.04)	(0.04)
Dividends in excess of net investment income	(0.01)	—		(0.01)	—		(0.05)	—
Total distributions	(0.09)	(0.05)		(0.07)	(0.03)		(0.09)	(0.04)
Net asset value, end of period	$7.45	$9.74		$7.38	$9.70		$7.44	$9.74
Total Return	(22.78)%	20.97%		(23.34)%	20.19%		(22.92)%	20.84%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,436	$2,500		$1,669	$1,038		$905	$77
Ratio of expenses to average net assets	0.98%	0.14%	†	1.73%	0.35%	†	1.23%	0.00%	†
Ratio of net investment income (loss) to average net assets	0.68%	1.20%	†	(0.07)%	0.99%	†	0.43%	1.47%	†
Portfolio turnover rate	37.95%	3.49%		37.95%	3.49%		37.95%	3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	2.22%	6.48%	†	2.97%	7.23%	†	2.47%	6.72%	†
Ratio of net investment loss to average net assets	(0.56)%	(5.14)%	†	(1.31)%	(5.89)%	†	(0.81)%	(5.38)%	†

See footnotes on page 65.

Financial Highlights

TargETFund 2025

	CLASS A				CLASS C
	Year Ended		10/3/05** to 9/30/06		Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07			9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$9.26	$7.87	$7.14		$9.17	$7.84	$7.14
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.03		0.01	(0.02)	(0.03)
Net realized and unrealized gain on investments	(2.08)	1.40	0.74		(2.07)	1.40	0.77
Total from investment operations	(2.01)	1.45	0.77		(2.06)	1.38	0.74
Less distributions:
Dividends from net investment income	(0.05)	(0.05)	—		(0.03)	—	—
Distributions from net realized capital gain	(0.05)	(0.01)	(0.04)		(0.05)	(0.05)	(0.04)
Return of capital	(0.01)	—	—		(0.01)	—	—
Total distributions	(0.11)	(0.06)	(0.04)		(0.09)	(0.05)	(0.04)
Net asset value, end of period	$7.14	$9.26	$7.87		$7.02	$9.17	$7.84
Total Return	(21.91)%	18.53%	10.87%		(22.61)%	17.63%	10.42%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,771	$16,464	$6,564		$16,235	$12,303	$6,412
Ratio of expenses to average net assets	0.97%	0.97%	0.98%	†	1.73%	1.73%	1.73%	†
Ratio of net investment income (loss) to average net assets	0.86%	0.59%	0.34%	†	0.10%	(0.17)%	(0.41)%	†
Portfolio turnover rate	60.69%	11.66%	16.54%		60.69%	11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.28%	1.34%	2.01%	†	2.04%	2.10%	2.76%	†
Ratio of net investment income (loss) to average net assets	0.55%	0.22%	(0.69)%	†	(0.21)%	(0.54)%	(1.44)%	†

See footnotes on page 65.

Financial Highlights

TargETFund 2025

	CLASS R
	Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$9.23	$7.86	$7.14
Income (loss) from investment operations:
Net investment income	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investments	(2.07)	1.40	0.75
Total from investment operations	(2.02)	1.43	0.76
Less distributions:
Dividends from net investment income	(0.05)	(0.03)	—
Distributions from net realized capital gain	(0.05)	(0.03)	(0.04)
Return of capital	(0.01)	—	—
Total distributions	(0.11)	(0.06)	(0.04)
Net asset value, end of period	$7.10	$9.23	$7.86
Total Return	(22.12)%	18.27%	10.72%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,109	$534	$14
Ratio of expenses to average net assets	1.23%	1.23%	1.23%	†
Ratio of net investment income to average net assets	0.60%	0.33%	0.09%	†
Portfolio turnover rate	60.69%	11.66%	16.54%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.54%	1.60%	2.26%	†
Ratio of net investment income (loss) to average net assets	0.29%	(0.04)%	(0.94)%	†

See footnotes on page 65.

Financial Highlights

TargETFund 2015

	CLASS A				CLASS C
	Year Ended		10/3/05** to 9/30/06		Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07			9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$8.91	$7.86	$7.14		$8.85	$7.84	$7.14
Income (loss) from investment operations:
Net investment income	0.13	0.10	0.08		0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	(1.78)	1.03	0.69		(1.75)	1.02	0.71
Total from investment operations	(1.65)	1.13	0.77		(1.68)	1.06	0.74
Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.05)		(0.08)	(0.04)	(0.04)
Distributions from net realized capital gain	(0.07)	(0.01)	—		(0.07)	(0.01)	—
Total distributions	(0.16)	(0.08)	(0.05)		(0.15)	(0.05)	(0.04)
Net asset value, end of period	$7.10	$8.91	$7.86		$7.02	$8.85	$7.84
Total Return	(18.82)%	14.53%	10.78%		(19.33)%	13.56%	10.43%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$17,022	$20,413	$9,452		$16,784	$15,347	$8,506
Ratio of expenses to average net assets	0.96%	0.96%	0.98%	†	1.73%	1.73%	1.73%	†
Ratio of net investment income to average net assets	1.66%	1.20%	1.12%	†	0.89%	0.43%	0.37%	†
Portfolio turnover rate	70.11%	18.73%	11.63%		70.11%	18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.24%	1.27%	1.88%	†	2.01%	2.04%	2.63%	†
Ratio of net investment income (loss) to average net assets	1.38%	0.89%	0.22%	†	0.61%	0.12%	(0.53)%	†

See footnotes on page 65.

Financial Highlights

TargETFund 2015

	CLASS R
	Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$8.89	$7.85	$7.14
Income (loss) from investment operations:
Net investment income	0.11	0.08	0.06
Net realized and unrealized gain (loss) on investments	(1.76)	1.03	0.70
Total from investment operations	(1.65)	1.11	0.76
Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)
Distributions from net realized capital gain	(0.07)	(0.01)	—
Total distributions	(0.16)	(0.07)	(0.05)
Net asset value, end of period	$7.08	$8.89	$7.85
Total Return	(18.89)%	14.20%	10.63%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,446	$650	$16
Ratio of expenses to average net assets	1.23%	1.23%	1.23%	†
Ratio of net investment income to average net assets	1.39%	0.93%	0.87%	†
Portfolio turnover rate	70.11%	18.73%	11.63%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.51%	1.54%	2.13%	†
Ratio of net investment income (loss) to average net assets	1.11%	0.62%	(0.03)%	†

See footnotes on page 65.

Financial Highlights

TargETFund Core

	CLASS A				CLASS C
	Year Ended		10/3/05** to 9/30/06		Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07			9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$8.18	$7.60	$7.14		$8.18	$7.61	$7.14
Income (loss) from investment operations:
Net investment income	0.21	0.17	0.17		0.15	0.10	0.12
Net realized and unrealized gain (loss) on investments	(1.38)	0.60	0.43		(1.38)	0.60	0.44
Total from investment operations	(1.17)	0.77	0.60		(1.23)	0.70	0.56
Less distributions:
Dividends from net investment income	(0.21)	(0.17)	(0.14)		(0.15)	(0.11)	(0.09)
Distributions from net realized capital gain	(0.01)	(0.02)	Ø		(0.01)	(0.02)	Ø
Total distributions	(0.22)	(0.19)	(0.14)		(0.16)	(0.13)	(0.09)
Net asset value, end of period	$6.79	$8.18	$7.60		$6.79	$8.18	$7.61
Total Return	(14.56)%	10.14%	8.58%		(15.21)%	9.20%	8.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$25,512	$33,497	$15,505		$41,903	$23,725	$12,350
Ratio of expenses to average net assets	0.96%	0.97%	0.98%	†	1.73%	1.73%	1.73%	†
Ratio of net investment income to average net assets	2.80%	2.06%	2.34%	†	2.03%	1.30%	1.59%	†
Portfolio turnover rate	45.75%	33.35%	21.70%		45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.16%	1.16%	1.51%	†	1.93%	1.92%	2.26%	†
Ratio of net investment income to average net assets	2.60%	1.87%	1.81%	†	1.83%	1.11%	1.06%	†

See footnotes on page 65.

Financial Highlights

TargETFund Core

	CLASS R
	Year Ended		10/3/05** to 9/30/06
	9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$8.17	$7.59	$7.14
Income (loss) from investment operations:
Net investment income	0.19	0.14	0.15
Net realized and unrealized gain (loss) on investments	(1.38)	0.60	0.43
Total from investment operations	(1.19)	0.74	0.58
Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.13)
Distributions from net realized capital gain	(0.01)	(0.02)	Ø
Total distributions	(0.20)	(0.16)	(0.13)
Net asset value, end of period	$6.78	$8.17	$7.59
Total Return	(14.80)%	9.82%	8.32%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,904	$7,069	$1,242
Ratio of expenses to average net assets	1.23%	1.23%	1.23%	†
Ratio of net investment income to average net assets	2.53%	1.80%	2.09%	†
Portfolio turnover rate	45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.43%	1.42%	1.76%	†
Ratio of net investment income to average net assets	2.33%	1.61%	1.56%	†

*	Commencement of operations. Total return is calculated from the opening of business on October 2, 2006.
**	Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
†	Annualized.
††	Seligman, the Fund’s investment manager prior to November 7, 2008, reimbursed certain expenses of the Fund.
Ø	A short-term gain of $0.004 per share was paid.

Appendix A

Seligman Time Horizon Matrix Asset Classes

Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2008 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.

US Small-Company Stocks:  1979-2008: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index

US Medium-Company Stocks:  1979-2008: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor’s 500 Composite Stock Index (“S&P 500”)

US Large-Company Stocks:  1950-2008: S&P 500

International Small-Company Stocks:  1990-2008: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. (“NWSL”) Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets:  1988-2008: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

International Large-Company Stocks:  1970-2008: MSCI EAFE Index; 1950-1969: Estimated as the S&P 500

Investment Grade Fixed Income:  1973- 2008: Barclays Capital Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

High-Yield Corporate Securities:  1989-2008: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds:  2004-2008: Citigroup BIG Credit-High Grade (10+ Y) AAA-AA Rated (LOC) Index; 1969-2003: Citigroup High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds Estimate.

US Government Bonds:  1973-2008: Barclays Capital Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate:  1972-2008: FTSE NAREIT Equity REITs Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents:  US 90-Day Treasury Bills.

Inflation:  1978-2008: Consumer Price Index for All Urban Consumers; 1950-1977: Consumer Price Index.

Appendix B

Relative Risk Changes Over Time

High and Low Average Annual Returns of Asset Classes on a Calendar-Year Basis

January 1, 1950 – December 31, 2008

The above chart does not represent the past or future performance of any Seligman Mutual Fund.

Figures derived from Ibbotson, Citigroup, and FactSet. The above chart shows the high and low average annual returns on a calendar-year basis from 1950-2008 for US Small-Company Stocks, US Large-Company Stocks, US Corporate Bonds, US Government Bonds, and US Treasury Bills. Total returns reflect the reinvestment of distributions, if any. The returns of these asset classes, as represented by the unmanaged indices described below, in which individuals cannot directly invest, are for illustrative purposes only, reflect past performance, and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds or any other investment product. Also, keep in mind that the securities represented by the indices involve widely varying degrees of income and growth potential, and risk to investors. Rates on Treasury bills and Government bonds are fixed, and principal, if held to maturity, is guaranteed. Corporate bonds offer a fixed rate of return and principal value. Although common stocks have produced higher historical returns, they may subject principal to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

The indices are comprised of the following: US Small-Company Stocks: Russell 2000 (1979-2007) and Ibbotson Small Stock Index (1950-1978); US Large-Company Stocks: Standard & Poor’s 500 Composite Stock Index (S&P 500); Investment Grade Fixed Income: Barclays Capital Government/Credit Bond Index (1973-2007), estimated as the Citigroup High Grade Corporate Index (1969-1972), and Ibbotson Long Term Corporate Bonds estimate (1950-1968); US Government Bonds: Barclays Capital Government Bond Index (1973-2007) and Ibbotson Long-Term Government Bond Index (1950-1972); and Treasury Bills: Ibbotson One Bill Portfolio.

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. As applicable in the Series’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the relevant period. The Series’ SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The website references in the Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21788

Prospectus

February 2, 2009

Class I Shares

Seligman

TargetHorizon ETF Portfolios, Inc.

Asset Allocation Strategies Seeking to Manage Risk Over Time

•	Seligman TargETFund 2045

•	Seligman TargETFund 2035

•	Seligman TargETFund 2025

•	Seligman TargETFund 2015

•	Seligman TargETFund Core

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if any of these Funds are suitable for you.

Seligman TargetHorizon ETF Portfolios, Inc. is based on two processes developed by J. & W. Seligman & Co. Incorporated, the Funds’ investment manager prior to November 7, 2008: Seligman Time Horizon Matrix® and Seligman Harvester®, each an asset-allocation strategy. Seligman Time Horizon Matrix, Seligman Harvester, Seligman TargetHorizon ETF Portfolios, Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015, Seligman TargETFund Core, and TargETFund are proprietary service marks of RiverSource Fund Distributors, Inc. (formerly known as Seligman Advisors, Inc.). RiverSource Fund Distributors, also holds a patent on the business methodologies and apparatus for implementing the Seligman Harvester Risk Management System.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

ETF1 2/2009 CI

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Funds offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and each of the Funds, RiverSource Investments became the new investment manager of the Funds, effective November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, as the RiverSource funds (the “Board”), they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Funds

Overview

RiverSource Investments (the “Manager”) serves as the investment manager for Seligman TargETFund 2045 (“TargETFund 2045”), Seligman TargETFund 2035 (“TargETFund 2035”), Seligman TargETFund 2025 (“TargETFund 2025”), Seligman TargETFund 2015 (“TargETFund 2015”) and Seligman TargETFund Core (“TargETFund Core”). Each Fund is a separate fund of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”). The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are collectively referred to herein as the “Target Date Funds” and are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., real estate investment trusts (“REITs”)) and fixed-income asset classes.

Asset Allocation Strategies

Each Fund seeks to achieve its investment objective(s) based upon two asset allocation strategies developed by Seligman: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. The Manager uses both sophisticated statistical techniques and investment judgment to guide the asset allocations of each of the Funds. Extensive analyses of historical performance of asset classes are used to assess the relative risk of various asset allocations over different time periods. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under “Questions and Answers About the Funds.”

The asset allocation for each Fund is strategic. With respect to the Target Date Funds, the longer the time to their respective target year, the greater the emphasis generally on investing in asset classes that historically have provided capital appreciation, although such asset classes have historically experienced short-term volatility greater than asset classes that have historically provided less capital appreciation. In general, for time periods of 10 years or more, the Manager typically will emphasize investments in domestic small- and mid-capitalization equity asset classes and international equity asset classes, including emerging markets. As investment time horizons shorten, the relative risk of stocks and bonds begins to change, and the allocations to asset classes that have historically experienced higher short-term volatility are reduced in favor of an asset allocation that has historically experienced less short-term volatility. In addition, at 20 years or less to the target year, the Target Date Funds will steadily increase emphasis on those asset classes that potentially provide higher income, although capital appreciation will continue to be a consideration. Thus, over time it is expected that the portfolio allocation of each of the Target Date Funds will steadily shift toward less aggressive large- and medium-capitalization and dividend-producing equity asset classes and real estate securities (in the form of REITs), supplemented by an increasing allocation to the domestic fixed-income asset class. As further described below, TargETFund 2045 and TargETFund 2035 will

1

approximately maintain their allocations (or such other allocations as may be deemed appropriate in the future) until they begin their “migration” process (as further described below), at which time these Funds are intended to become more conservative over time until their respective target years. Typically, Funds with 20 years or more to their target dates will have similar asset allocations. With regard to TargETFund Core, the Manager intends to allocate the Fund’s assets among large- and medium-capitalization equity asset classes (including domestic and international), REITs and the domestic fixed-income asset class.

Each Fund will seek to implement its strategies by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market. Generally, each ETF seeks to track a securities index or a basket of securities. The Manager believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio. A list of the indices tracked by the ETFs that the Funds may purchase in the section entitled “Underlying ETFs” of this Prospectus, although other indices and corresponding ETFs may be used and added from time to time as deemed appropriate by the Manager. The ETFs in which the Funds may invest are referred to herein as “Underlying ETFs.” In addition, in pursuing its investment objective(s), each Fund may also invest directly in U.S. Government securities, high quality short-term debt instruments, cash and cash equivalents.

In a manner consistent with each Fund’s strategic allocation, the Manager will monitor and regularly modify each Fund’s asset allocation as the Manager believes is appropriate based upon its ongoing research, market or other conditions or events. In the event that the Manager believes such action is warranted, it may make tactical or short-term shifts or long-term shifts in the weightings of various asset classes.

With regard to the Target Date Funds (as further described below), the Manager will undertake a risk management process called “migration” which involves the ongoing reallocation of each Target Date Fund’s investments in a manner that is designed to provide a periodic reduction in the expected volatility and an increase in potential income as the Target Date Funds move ever closer to their respective target year. Each of TargETFund 2045 and TargETFund 2035 will, under normal market conditions, approximately maintain its allocations (or such other allocations as may be deemed appropriate in the future) until the Funds begin migration, at which time they are intended to become more conservative over time until (at their respective target date year) their investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

The Manager will attempt to effect changes to the asset allocations of the Funds using capital inflows in order to minimize sales of Underlying ETFs held by the Funds. In addition, the Manager will attempt to correlate required capital outflows (e.g., those necessary to meet redemptions) with modifications to the asset allocations of each of the Funds. By taking such actions, the Manager seeks to minimize (to the extent possible) the realization of capital gains by the Funds and related tax consequences as well as the portfolio turnover of the Funds. However, there can be no assurances that the Manager will be able to effectuate changes to allocations primarily through these actions. In connection with periodic reallocations or reallocations based upon ongoing research, market or other conditions or events, it is anticipated that the Funds will sell shares of Underlying ETFs they hold, and that such sales could generate capital gains or losses and related tax consequences. For more information, please see “Dividend and Capital Gain Distributions” and “Taxes” below. Such trading activity would also increase a Fund’s expenses due to transaction costs incurred in connection with the sale of Underlying ETFs (i.e., brokerage and related costs).

2

Investment Objectives and Principal Investment Strategies of the Funds

Seligman TargETFund 2045

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Principal Investment Strategies

TargETFund 2045 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2045, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2045. In this respect, under normal market conditions the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2026 when the TargETFund 2045 is intended to begin its migration process and become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2045, TargETFund 2045 will be combined with TargETFund Core, and TargETFund 2045 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2045 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2045 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2045 to the international equity asset class (which includes emerging markets), the Manager may use Underlying ETFs that seek to replicate the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index®”), the WisdomTree International SmallCap Dividend Index, or the Morgan Stanley Capital International Emerging Markets Index (the “MSCI Emerging Markets (EM) Index®”) or a combination thereof.

Seligman TargETFund 2035

Investment Objective

Capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

3

Principal Investment Strategies

TargETFund 2035 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2035, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2035. In this respect, the Fund intends to maintain approximately the allocation described in the pie chart below (or such other allocation as may be deemed appropriate in the future) until 2016 when the TargETFund 2035 is intended to begin its migration process and become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2035, Targ ETFund 2035 will be combined with TargETFund Core, and TargETFund 2035 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2035 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2035 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seek-

ing to allocate the assets of TargETFund 2035 to the domestic small-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell 2000® Index.

Seligman TargETFund 2025

Investment Objective

Capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Principal Investment Strategies

TargETFund 2025 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2025, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2025. In this respect, TargETFund 2025 is intended to become more conservative over time until (in 2025) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2025, TargETFund 2025 will be combined with TargETFund Core, and TargETFund 2025 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2025 was as follows:

4

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2025 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2025 to the domestic mid-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Russell Midcap® Index.

Seligman TargETFund 2015

Investment Objective

Capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Principal Investment Strategies

TargETFund 2015 seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. In determining which Underlying ETFs to purchase for TargETFund 2015, the Manager will use an asset allocation strategy that is intended for a person who expects to retire or otherwise reach his/her investment goal around the year 2015. In this respect, TargETFund 2015 is intended to become more conservative over time until (in 2015) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). During 2015, TargETFund 2015 will be combined with TargETFund Core, and TargETFund 2015 shareholders will automatically become shareholders of TargETFund Core.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund 2015 was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund 2015 consistent with the foregoing asset classes, the Manager may use one or more Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate the assets of TargETFund 2015 to the domestic large-capitalization equity asset class, the Manager may use Underlying ETFs that seek to replicate the performance of the Standard & Poor’s Composite Stock Index (S&P 500®).

Seligman TargETF und Core

Investment Objective

Capital appreciation and preservation of capital with current income.

Principal Investment Strategies

TargETFund Core seeks to achieve its investment objective by investing at least 80% of its net assets in Underlying ETFs. The Manager will use an asset allocation strategy that is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real

5

estate securities, e.g., REITs) and fixed-income asset classes. TargETFund Core’s diversified, balanced portfolio is described in the pie chart below.

At December 31, 2008, the approximate asset allocation target used by the Manager for TargETFund Core was as follows:

The Manager may change allocation percentages and targeted asset classes at any time.

In allocating the assets of TargETFund Core consistent with the foregoing asset classes, the Manager intends to use a variety of Underlying ETFs that fall primarily within the general asset classes described in the chart above. For example, in seeking to allocate assets of TargETFund Core to the fixed-income asset class, the Manager may use Underlying ETFs that seek to replicate the Barclays Capital US Aggregate Index, the Barclays Capital US Government/Credit Bond Index, or the Barclays Capital US Treasury TIPs Index, or a combination thereof.

6

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks and could result in you losing money. An investment in a “fund of funds” (i.e., funds that invest in other funds) involves other risks as well. The following describes the principal investment risks associated with investments in the Funds.

The value of each Fund will fluctuate with changes in the value of its Underlying ETFs or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in Underlying ETFs, each Fund’s investment performance is directly related to the investment performance of the Underlying ETFs in which it invests. The ability of a Fund to realize its investment objective will depend, in part, on the effectiveness of the Manager’s research and analysis in determining the appropriate asset allocation among Underlying ETFs.

In addition to a Fund’s operating expenses, you will indirectly pay the operating expenses of Underlying ETFs. Thus, the expenses you pay as an investor in a Fund will be higher than if you invested directly in Underlying ETFs.

There can be no assurances that the Funds will grow to or be able to maintain an economically viable size. If they do not, the Board of Directors of the Series may authorize the liquidation of any or all of the Funds. A liquidation can be authorized by the Board of Directors without a shareholder vote. The timing of any such liquidation might not be favorable to all shareholders.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities.

Active Management Risk—The Funds are actively managed and their performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

ETF Risks

Each Fund is exposed to the same risks as Underlying ETFs in direct proportion to the allocation of its assets among Underlying ETFs.

■

Passive Investors—Each Underlying ETF is a “passive investor” and therefore generally invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. Underlying ETFs generally will not attempt to take defensive positions in volatile or declining markets or under other conditions.

■

Tracking Risk—Underlying ETFs generally will not be able to duplicate exactly the performance of the underlying indexes they seek to track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

■

Net Asset Value—The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

7

■

Market Trading Risk—Although Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

In addition to the risks described above, each Fund is exposed to the same risks as Underlying ETFs with respect to the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under “Certain Risks of Underlying ETFs.”

■

Large-Capitalization Companies (both domestic and international)—Investments in stocks of large-capitalization companies by Underlying ETFs are subject to market risk. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline.

■

Small-Capitalization Companies (both domestic and international)—Investments in these companies are subject to increased risk compared with an investment in large-capitalization companies. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

■

Mid-Capitalization Companies (both domestic and international)—Mid-capitalization companies are subject, to a certain degree, to the risks associated with investments in large-capitalization and small-capitalization companies, each as described above.

■

Foreign Investments and Emerging Markets Securities—Investments in securities of foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

■

Real Estate Companies—Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as REITs are subject to additional risks. Although Underlying ETFs generally will not invest in real estate directly, certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, credit market conditions, availability of credit, property value fluctuations, taxes, zoning laws and property casualty.

■	Sector Volatility and Non-Diversified Portfolios—Certain Underlying ETFs are subject to sector volatility or may be non-diversified thus creating additional risks.

■	Fixed Income Securities—Investments in fixed income securities by Underlying ETFs may involve interest-rate risk, credit risk and market risk.

■

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and may subject these Underlying ETFs to higher price volatility.

8

Temporary Defensive Positions of the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions or events. This could prevent a Fund from achieving its objective.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance of the Funds

The following performance information provides some indication of the risks of investing in the Funds by showing the performance of the Funds’ Class I shares has varied from year to year, as well as how the performance of the Funds’ Class I compares with certain measures of performance.

Although the Funds’ fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of each Fund with the returns of other mutual funds. How the Funds have performed in the past (before and after taxes), however, is not necessarily an indication of how the Funds will perform in the future.

Each Fund’s bar chart and table assume that all dividends and capital gains distributions, if any, were reinvested. Class I shares are not subject to any sales charge.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Prior to November 7, 2008, the Funds were managed by J.&W. Seligman & Co. Incorporated (Seligman). Since each Fund’s inception, Seligman contractually reimbursed each Fund’s expenses (with certain exceptions) that exceeded 0.11% per annum of the Fund’s average daily net assets (excluding the assets of each Fund’s other classes of shares). From November 7, 2008 through at least January 31, 2015, RiverSource Investments, the Funds’ new investment manager, has contractually agreed to waive its management fee and/or to reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Funds’ other classes of shares, shares of which are not offered in this Prospectus). Absent management fee waivers/expense reimbursements, returns would have been lower. There are no 12b-1 fees in respect of the Funds’ Class I shares.

9

TargETFund 2045

Class I Annual Total Return – Calendar Years

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -23.80% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class I
Return before taxes	(38.51)%	(13.79)%
Return after taxes on distributions	(39.24)	(14.41)
Return after taxes on distributions and sale of Fund shares	(25.02)	(11.82)
Dow Jones Target 2045 Index**	(37.03)	(12.64)
Lipper Mixed-Asset Target 2045+ Funds Average**	(38.05)	(14.49)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(11.40)

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.

**	The Dow Jones Target 2045 Index (the “Dow Jones 2045 Index”), and the Lipper Mixed-Asset Target 2045+ Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2045 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2045 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2045 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2045 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2045 Index was: 90.4% equity, 5.7% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2045+ Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2045. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

10

TargETFund 2035

Class I Annual Total Return – Calendar Years

Best quarter return: 6.15% – quarter ended 6/30/07.

Worst quarter return: -23.80% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class I
Return before taxes	(38.22)%	(13.59)%
Return after taxes on distributions	(38.91)	(14.18)
Return after taxes on distributions and sale of Fund shares	(24.84)	(11.64)
Dow Jones Target 2035 Index**	(35.15)	(11.58)
Lipper Mixed-Asset Target 2035 Funds Average**	(37.07)	(13.48)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(11.40)

*	The Fund commenced investment operations on October 2, 2006. Returns are from opening of business October 2, 2006.

**	The Dow Jones Target 2035 Index (the “Dow Jones 2035 Index”), and the Lipper Mixed-Asset Target 2035 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2035 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2035 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2035 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2035 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2035 Index was: 89.1% equity, 7.0% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2035 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2035. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

11

TargETFund 2025

Class I Annual Total Return – Calendar Years

Best quarter return: 9.15% – quarter ended 12/31/06.

Worst quarter return: -23.74% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class I
Return before taxes	(37.92)%	(7.04)%
Return after taxes on distributions	(38.22)	(7.34)
Return after taxes on distributions and sale of Fund shares	(24.65)	(5.98)
Dow Jones Target 2025 Index**	(27.61)	(2.70)
Lipper Mixed-Asset Target 2025 Funds Average**	(34.15)	(6.30)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target 2025 Index (the “Dow Jones 2025 Index”), and the Lipper Mixed-Asset Target 2025 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2025 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2025 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2025 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2025 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2025 Index was: 75.6% equity, 20.5% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2025 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2025. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

12

TargETFund 2015

Class I Annual Total Return – Calendar Years

Best quarter return: 8.06% – quarter ended 3/31/06.

Worst quarter return: -21.24% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class I
Return before taxes	(33.02)%	(5.92)%
Return after taxes on distributions	(33.47)	(6.33)
Return after taxes on distributions and sale of Fund shares	(21.47)	(5.08)
Dow Jones Target 2015 Index**	(16.65)	(0.08)
Lipper Mixed-Asset Target 2015 Funds Average**	(27.77)	(3.41)
Lipper Fund of Funds Unaffiliated Average**	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target 2015 Index (the “Dow Jones 2015 Index”), and the Lipper Mixed-Asset Target 2015 Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones 2015 Index does not reflect any taxes, fees, or sales charges. The Dow Jones 2015 Index was designed to measure balanced and multi-asset-class portfolios with risk profiles that become more conservative over time. The Dow Jones 2015 Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones 2015 Index to reflect a targeted level of risk. Over time, the weights are adjusted based on predetermined formulas to reduce the level of potential risk as the index’s maturity date approaches. As of December 1, 2008, the subindex allocation of the Dow Jones 2015 Index was: 52.5% equity, 43.6% fixed income, and 3.9% cash. The Lipper Mixed-Asset Target 2015 Funds Average measures the performance of funds that seek to maximize assets for retirement or other purposes with an expected time horizon in the year 2015. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

13

TargETFund Core

Class I Annual Total Return – Calendar Years

Best quarter return: 4.98% – quarter ended 12/31/06.

Worst quarter return: -15.38% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Since Inception*
Class I
Return before taxes	(25.34)%	(4.07)%
Return after taxes on distributions	(26.19)	(4.88)
Return after taxes on distributions and sale of Fund shares	(16.39)	(3.74)
Dow Jones Target Today Index	(3.06)	3.26
Lipper Mixed-Asset Target Allocation Moderate Funds Average	(25.38)	(3.76)
Lipper Fund of Funds Unaffiliated Average	(31.04)	(5.87)

*	The Fund commenced investment operations on October 3, 2005. Returns are from opening of business October 3, 2005.

**	The Dow Jones Target Today Index (the “Dow Jones Today Index”), and the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Fund of Funds Unaffiliated Average (the “Lipper Averages”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any taxes or sales charges, and the Dow Jones Today Index does not reflect any taxes, fees, or sales charges. The Dow Jones Today Index aims to hold a low-risk portfolio of securities, and is an appropriate benchmark for a conservative, balanced portfolio an investor might hold upon reaching retirement. The Dow Jones Today Index allocates among stock, bond, and cash subindices on a monthly basis to measure predefined relative risk levels. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The asset classes are weighted within the Dow Jones Today Index to reflect a targeted level of risk. As of December 1, 2008, the subindex allocation of the Dow Jones Today Index was: 15.0% equity, 50.4% fixed income, and 34.6% cash. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Fund of Funds Unaffiliated Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are not managed by an affiliated investment manager. Investors cannot invest directly in an average or index.

14

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other investors in such Fund.

Shareholder Fees for Each Fund:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

TargETFund 2045 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)	1.03%
Acquired Fund (Underlying ETF) Fees and Expenses(3)	0.24%
Total Gross Operating Expenses(1)(4)	1.77%
(1) Less: Fee Waiver and/or Expense Reimbursement	(0.92)%
Total Net Operating Expenses (after fee waiver and/or reimbursement)(4)	0.85%

(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). For the year ended September 30, 2008, Seligman, as the predecessor investment manager, also voluntarily reimbursed certain additional class-specific expenses. Such reimbursement is not reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares. The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above, and do not include the additional reimbursement of expenses described in footnote (2).

15

TargETFund 2035 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)	1.05%
Acquired Fund (Underlying ETF) Fees and Expenses(3)	0.24%
Total Gross Operating Expenses(1)(4)	1.79%
(1) Less: Fee Waiver and/or Expense Reimbursement	(0.94)%
Total Net Operating Expenses (after fee waiver and/or reimbursement)(4)	0.85%

(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares. The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

TargETFund 2025 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)	0.50%
Acquired Fund (Underlying ETF) Fees and Expenses(3)	0.26%
Total Gross Operating Expenses(1)(4)	1.26%
(1) Less: Fee Waiver and/or Expense Reimbursement	(0.38)%
Total Net Operating Expenses (after fee waiver and/or reimbursement)(4)	0.88%

(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares. The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

16

Targ ETFund 2015 Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management Fees	0.50%
Distribution and/or Service (12b-1) fees	none
Other Expenses(2)	0.69%
Acquired Fund (Underlying ETF) Fees and Expenses(3)	0.24%
Total Gross Operating Expenses(1)(4)	1.43%
(1) Less: Fee Waiver and/or Expense Reimbursement	(0.58)%
Total Net Operating Expenses (after fee waiver and/or reimbursement)(4)	0.85%

(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares. The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

TargETFund Core Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses
Management Fees	0.50%
Distribution and/or Service (12b-1) fees	none
Other Expenses(2)	1.00%
Acquired Fund (Underlying ETF) Fees and Expenses(3)	0.18%
Total Gross Operating Expenses(1)(4)	1.68%
(1) Less: Fee Waiver and/or Expense Reimbursement	(0.89)%
Total Net Operating Expenses (after fee waiver and/or reimbursement)(4)	0.79%

(2)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Series’ Board approved RiverSource Service Corporation (“RSC”) as the Series’ new transfer and shareholder service agent, and the termination of the Series’ relationship with SDC, the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through January 31, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least January 31, 2015, the Manager has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of the Fund’s average daily net assets (excluding the assets of the Fund’s other classes of shares, shares of which are not offered in this Prospectus). This fee waiver and/or expense reimbursement is reflected above in footnote (1). There are no 12b-1 fees in respect of the Fund’s Class I shares. The Fund’s actual total gross operating expense ratio may be higher than that shown in the table, which is based on the Fund’s average net assets for the fiscal year ended September 30, 2008.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying ETFs. Certain expenses, including custodian expenses, registrar and transfer agent expenses, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by Underlying ETFs. An investor can avoid these expenses at the Fund level by investing directly in Underlying ETFs.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying ETF) fees and expenses, the Non-Recurring Charges and RSC’s fees and expenses for the period of time indicated in (2) above.

17

Examples of Each Fund’s Expenses

These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund at the beginning of each period shown, (2) your investment in each Fund has a 5% return each year, and (3) each Fund’s operating expenses (including the management fee and acquired fund (Underlying ETF) fees and expenses) are (i) the net operating expenses through January 31, 2015 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above) and (ii) after January 31, 2015, the total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TargETFund 2045

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,494

TargETFund 2035

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,505

TargETFund 2025

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$90	$281	$488	$1,241

TargETFund 2015

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,313

TargETFund Core

If you sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$81	$252	$439	$1,399

TargETFund 2045

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,494

TargETFund 2035

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,505

TargETFund 2025

If you do not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$90	$281	$488	$1,241

TargETFund 2015

If you do not sell your shares at the end of each period, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$87	$271	$471	$1,313

TargETFund Core

If you do not sell your shares at the end of each period, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$81	$252	$439	$1,399

18

Questions and Answers About the Funds

Q:	Which Fund should I consider?

A:	TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 are named in accordance with a calendar year targeted by an investor for retirement or other investment goal. TargETFund Core is primarily intended for a person who is retired, expected to retire within a short time or otherwise intends to seek withdrawals from invested assets or seeks to hold over an indefinite time frame a diversified, balanced portfolio with exposure to equity (including real estate securities, e.g., REITs) and fixed-income asset classes.

Q:	What are the Funds’ asset allocation strategies?

A:	The Funds invest a percentage of their assets in Underlying ETFs based on two asset allocation strategies developed by Seligman: Seligman Time Horizon Matrix and Seligman Harvester. The foundation for these strategies is the historical observation that the relative risk of various asset classes changes over time. For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results. These strategies also reflect the Manager’s belief that, over time, shareholders who use a prudent risk management and asset allocation process should see better investment results than shareholders who let their emotions drive their investment behavior. Please see Appendix B for more information on the basis for these strategies. Implementation and execution of the Time Horizon and Harvester strategies, through funds designed to seek specific financial goals, provide investors with asset allocation strategies that studies suggest they are unlikely to implement on their own.

Q:	Can I take advantage of Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies by simply investing in the Funds?

A:	Yes. TargETFund 2045, TargETFund 2035, TargETFund 2025 and TargETFund 2015 each are “target-date funds” that seek to implement Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in Underlying ETFs. However, although TargETFund 2045 and TargETFund 2035 are each a Target Date Fund, these Funds will not begin a migration strategy until approximately 2026 for TargETF und 2045 and until approximately 2016 for TargETFund 2035. TargETFund Core seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying ETFs. Each strategy is explained in detail below.

Q:	What are target-date funds?

A:	In general, target-date funds periodically shift allocations from historically more aggressive to less aggressive asset classes, which provides investors with a simple, convenient and disciplined means of employing a professionally managed diversification process over long time frames.

19

Q:	Is each Fund an ETF?

A:	No. Each Fund is a mutual fund that invests in a variety of ETFs. ETFs—exchange-traded funds—are investment companies that generally seek to track a securities index or baskets of securities. They are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Q:	What is the basis for each Fund’s strategy?

A:	Each Fund benefits from the extensive, on-going research into the relationship between time and the relative risk of various asset classes. As noted above, a key insight from this research is the observation that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Applying an analysis of hypothetical historical asset class performance, the asset allocation strategies have been designed to seek to take advantage of the observation that the relative risks of asset classes changes over time.

TargETFund 2045: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2026 when TargETFund 2045 is intended to become more conservative over time until (in 2045) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

TargETFund 2035: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income. Under normal market conditions, the Fund will approximately maintain its allocation to aggressive asset classes (or such other allocations as may be deemed appropriate in the future) until 2016 when TargETFund 2035 is intended to become more conservative over time until (in 2035) its investments are substantially similar to TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core).

20

TargETFund 2025: Under normal market conditions, this Fund invests primarily in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes (including emerging markets) and, to a lesser extent, in equity REITs and the fixed-income asset class. The proportion of the overall portfolio invested in the equity asset classes is based on Seligman’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames. The international equity asset class is included because it has the potential to provide competitive returns as well as diversification. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income as the Fund moves from a more volatile asset allocation to a less volatile asset allocation.

TargETFund 2015: Under normal market conditions, this Fund invests in Underlying ETFs that invest in domestic small-, mid- and large-capitalization equity asset classes and international equity asset classes, including emerging markets. In addition, this Fund under normal market conditions invests in Underlying ETFs that invest in real estate securities (in the form of REITs) and in Underlying ETFs that invest in the fixed-income asset class. Exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. An allocation to the fixed-income asset class is included in an attempt to provide relative diversification and stability and some current income.

TargETFund Core: Under normal market conditions, this Fund invests in Underlying ETFs that primarily invest in (i) domestic mid- and large-capitalization equity asset classes;

(ii) international equity asset classes (not including emerging markets); (iii) real estate securities (in the form of REITs); and (iv) the fixed-income asset class (including Underlying ETFs that invest in US government securities, inflation-protected securities (e.g., Treasury-Inflation Protected Securities or TIPs), and fixed-income securities issued by corporations). The Fund normally will not invest in ETFs that track the indices included under the caption “Underlying ETFs—Types of Underlying ETFs—US Small-Capitalization Equity” or that primarily invest in the emerging markets equity asset class. These asset classes are considered too volatile and speculative for investors who seek capital appreciation and preservation of capital with current income. As with TargETFund 2015, exposure to real estate securities (i.e., REITs) can provide relative diversification, and reduce volatility in yield and market values. Similarly, exposure to the fixed-income asset class is included in an attempt to provide relative diversification and stability and current income. An allocation to Underlying ETFs that invest in US government securities is included because such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn. An allocation to Underlying ETFs that invest in TIPs is included because such an allocation can help protect capital against the effects of inflation.

Q:	What is Seligman Time Horizon Matrix?

A:

Seligman Time Horizon Matrix is a multidiscipline strategy designed for investors seeking to manage market risk and build wealth over time. The strategy is based on historical calendar-year performance of various asset classes since 1950 and may be updated as the Manager deems appropriate.

21

The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. For example, from 1950 to 2008, the worst 20 calendar-year period for small cap stocks produced an average annual return of 7.86% which is better than the best 20 calendar- year period for Treasury bills, which posted a 7.72% average annual return (see Appendix B). Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time general market movements successfully on a consistent basis.

Q:	What is Seligman Harvester?

A:	Seligman Harvester (which is incorporated into Seligman Time Horizon Matrix) is an asset allocation strategy designed for investors who seek current income and capital preservation as well as growth of capital. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through what the Manager believes is an appropriate allocation to historically less volatile asset classes. If you purchase TargETF und Core and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:	How was Seligman Time Horizon Matrix developed?

A:	Seligman Time Horizon Matrix is the result of extensive proprietary research by Seligman that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. Seligman’s research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes changes.

For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any 20 calendar-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10-, 20- and 30-year holding periods. Of course, past performance is not a guarantee of future results.

22

Q:	How was Seligman Harvester developed?

A:	Seligman Harvester also was developed through proprietary research conducted by Seligman. Using sophisticated statistical techniques to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital in down markets while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. Seligman’s research indicates that an asset allocation comprising equities (including real estate securities), fixed-income securities and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, Seligman TargETFund Core intends to maintain an asset allocation that includes such asset classes.

Q:	How do the TargETFunds implement the Time Horizon Matrix and Harvester strategies?

A:	TargETFund 2025 and TargETFund 2015 seek to reduce an investor’s portfolio volatility on a periodic basis through “migration.” Migration involves periodically shifting portfolio investments from historically more volatile asset classes to historically less volatile asset classes. This process continues generally in accordance with the recommendations in Seligman Time Horizon

Matrix until the portfolio matches the asset allocation recommended by TargETFund Core (or such other allocation as may be deemed appropriate in the future for TargETFund Core). The Manager may deviate from the Seligman Time Horizon Matrix’s recommended allocations at any time (including at migration or otherwise) based on market or other conditions or events. For example, Seligman (as the predecessor investment manager) has added an allocation to the fixed-income asset class to each of TargETFund 2045 and TargETFund 2035 and increased such allocation to TargETFund 2025. As discussed above, TargETFund 2025 and TargETFund 2015 have implemented migration. TargETFund 2045 and TargETFund 2035 will automatically implement migration in 2026 and 2016, respectively. TargETFund Core, which seeks to approximately maintain its target allocation, does not use migration.

Q:	Why shouldn’t I just invest in Underlying ETFs directly?

A:	Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager’s on-going research. For example, your statements will detail only one Fund rather than all the various individual Underlying ETFs. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in Underlying ETFs that approximates, to the extent possible, targeted allocations. By contrast, if you choose to invest in Underlying ETFs separately, you would have to make these adjustments yourself. Such adjustments may incur significant transaction costs.

23

Additional Information About the Funds’ Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing in Underlying ETFs. Each Fund may also invest up to 20% of its net assets in US government securities, high-quality short-term debt instruments, cash and cash equivalents. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their respective strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Funds from achieving their respective objective(s).

A Fund may purchase or sell shares of Underlying ETFs, US government securities and high-quality short-term debt instruments: (a) to accommodate purchases and sales of its shares; (b) with respect to the Target Date Funds, to implement the process of migration as discussed under “Asset Allocation Strategies” and “Questions and Answers about the Funds”; and (c) to adjust the percentages of its assets invested in each Underlying ETFs, US government securities, high-quality short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events as well as changes in Seligman Time Horizon Matrix.

As described above, under normal conditions, the Manager, with respect to certain of the Funds, intends periodically to reallocate its investments in Underlying ETFs. The Manager may also reallocate any Fund’s investments in response to economic, market or other conditions or events. In both cases, these reallocations may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in such Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that moves the actual positions in Underlying ETFs toward the asset allocations deemed appropriate by the

Manager. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policies of investing at least 80% of its net assets in Underlying ETFs, each Fund may change its principal strategies if the Board of Directors believes doing so is consistent with that Fund’s objective. In addition, Underlying ETFs, US government securities and short-term debt instruments in which each Fund may invest, the asset allocations, indices, and the investments in each Underlying ETF may be changed from time to time without shareholder approval. However, each Fund’s objective(s) and its fundamental policies may be changed only with shareholder approval.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve the performance of various asset classes. Past performance, however, is not a guarantee of future performance. Moreover, the investments of Underlying ETFs may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of Underlying ETFs will not be the same as the performance of those asset classes.

A Fund may not be able to pay or timely pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions.

24

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of Underlying ETFs is provided under “Certain Risks of Underlying ETFs” in this Prospectus and in “Underlying ETFs” in the Series’ Statement of Additional Information.

25

Management

The Board of Directors of the Series provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series on behalf of each Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

Each Fund pays the Manager a management fee for its advisory services. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. For the year fiscal ended September 30, 2008, the net management fee paid by the Funds to Seligman, as a percentage of each Fund’s average daily net assets (which reflects management fee waivers/expense reimbursements), are as follows: (1.20)% for TargETFund 2045, (0.73)% for TargETFund 2035, 0.19% for TargETFund 2025, 0.22% for TargETFund 2015 and 0.30% for TargETFund Core.

Through at least January 31, 2015, RiverSource Investments has contractually undertaken to waive its management fee and/or to reimburse each Fund’s Class I shares expenses to the extent that each of the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.11% per annum of that Fund’s Class I shares average daily net assets. (excluding the assets of the Funds’ other classes of shares, shares of which are not offered in this Prospectus).

In addition to the management fees paid by each of the Funds, investors will bear the management fees charged by Underlying ETFs. This will result in an investor paying higher overall fees than if the investor purchased Underlying ETFs directly.

On July 29, 2008, the Series Board met to discuss, prior to shareholder approval, the Management Agreement between the Series and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the proxy statement, dated August 27, 2008, and is available in the annual shareholder report for the year ended September 30, 2008.

26

Portfolio Management

Mr. Charles W. Kadlec is the Portfolio Manager of the Funds. Mr. Kadlec is also a former Managing Director and Director of Seligman and former President of Seligman Advisors, Inc. and Seligman Services, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Mr. Kadlec joined Seligman in December 1985 and has since held various positions. In 1997, he became Chief Investment Strategist for Seligman Advisors and in 2002 assumed additional responsibilities as the Director of High Net Worth Marketing. In 2004, he became Executive Vice President of Seligman Advisors and became President of Seligman Advisors in January 2005. On November 7, 2008, Mr. Kadlec assumed his current position with RiverSource Investments as Portfolio Manager for the Series and Seligman Asset Allocation Series, Inc.

Mr. Kadlec has decision-making authority with respect to each Fund’s investments and is responsible for the direction and interpretation of the ongoing statistical research that, in combination with his investment judgment, forms the basis of changes in the asset allocations of the Funds. In addition, he is responsible for managing cash inflows and outflows and the migration process.

Mr. Gary Terpening is a Vice President of RiverSource Investments. Mr. Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations and through the recommendation of specific Underlying ETFs for the implementation of those allocation strategies.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”) other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

RiverSource Services, Inc., formerly Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds.

27

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against

Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by

Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the

28

fund. Information regarding certain legal proceedings may be found in Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary,

8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

29

Underlying ETFs

Types of Underlying ETFs

In pursuing their respective investment objectives, each Fund will invest in Underlying ETFs in accordance with the asset allocation and investment strategies contained in this Prospectus. Underlying ETFs in which the Funds may invest include those that seek to track the indices set forth below by primary asset class. In addition, Underlying ETFs may include ETFs that track different indices within these assets classes or indices corresponding to asset classes that are not listed below. There can be no assurances that any Fund will invest in any particular asset class or that any particular index and corresponding Underlying ETF will be used by any of the Funds. The Manager may, at its discretion, add other asset classes, indices and Underlying ETFs. Certain indices and Underlying ETFs, due to their characteristics, may fit into more than one asset class, and be used by the Manager for that purpose.

US Large-Capitalization Equity

■   Dow Jones US Select Dividend IndexSM

■   Russell 1000® Index

■   Russell 1000® Growth Index

■   Russell 1000® Value Index

■   Standard & Poor’s 500 Composite Stock Index (S&P 500®)

■    Standard & Poor’s 100 Stock Index
(S&P 100®)

■   NYSE US 100 Index®

■   Dow Jones Wilshire Large Cap Value Index

■   Dow Jones Wilshire Large Cap Growth Index

■   Morningstar Large Growth Index

■   Morningstar Large Value Index

■   S&P 500/Citigroup Pure Value Index

■   S&P 500/Citigroup Pure Growth Index

■   MSCI US Prime Market Value Index

■   WisdomTree LargeCap Dividend Index

US Mid-Capitalization Equity
■ Russell Midcap® Index ■ Russell Midcap® Value Index

■   Russell Midcap® Growth Index

■   Morningstar Mid Growth Index

■   Morningstar Mid Value Index

■   S&P MidCap 400/Citigroup Value Index

■   S&P MidCap 400/Citigroup Pure Value Index

■   S&P MidCap 400/Citigroup Growth Index

■   S&P MidCap 400/Citigroup Pure Growth Index

■   Dow Jones Wilshire Mid Cap Value Index

■   Dow Jones Wilshire Mid Cap Growth Index

■   Morgan Stanley Capital International United States Mid Cap Value Index

■   Morgan Stanley Capital International United States Mid Cap Growth Index

■   WisdomTree MidCap Dividend Index

US Small-Capitalization Equity

■   Russell 2000® Index

■   Russell 2000® Value Index

■   Russell 2000® Growth Index

■   S&P SmallCap 600® Index

■   Morningstar Small Growth Index

■   Morningstar Small Value Index

■   S&P SmallCap 600/Citigroup Value Index

■   S&P SmallCap 600/Citigroup Pure Value Index

■   S&P SmallCap 600/Citigroup Growth Index

■   S&P SmallCap 600/Citigroup Pure Growth Index

■   Dow Jones Wilshire Small Cap Value Index

■   Dow Jones Wilshire Small Cap Growth Index

■   MSCI US Small Cap Value Index

■   MSCI US Small Cap Growth Index

■   WisdomTree SmallCap Dividend Index

International Equity
■ Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index®) ■ Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets (EM) IndexSM)
■ WisdomTree International LargeCap Dividend Index ■ WisdomTree International SmallCap Dividend Index

30

Fixed Income

■   iBoxx® $ Liquid Investment Grade Index

■   iBoxx® $ Liquid High Yield Index

■   Barclays Capital 1-3 Year US Treasury Index

■   Barclays Capital US Aggregate Index

■   Barclays Capital US Treasury TIPS Inflation Notes Index

■   Barclays Capital US Government/Credit Bond Index

■   Barclays Capital High Yield Very Liquid Index

■   Wachovia High Yield Bond Index

■   Barclays Capital Global Treasury Ex US Capped Index

■   Barclays Capital US Government Inflation Linked Bond Index

Real Estate Securities

■   Dow Jones US Real Estate Index

■   Dow Jones Wilshire Ex-US Real Estate Securities Index

■   Wilshire REIT Index

■   FTSE NAREIT Equity REITs Index[1]

■   Cohen & Steers Realty Majors Index

■   UBS Global Real Estate Investors Index[1]

■   FTSE EPRA/NAREIT Global Real Estate Index[1]

■   WisdomTree International Real Estate Index

■   S&P REIT Composite Index

By way of example, Underlying ETFs may include specific series of iShares Trust, iShares, Inc., SPDR Trust Series 1, MidCap SPDR Trust and other ETFs that have obtained exemptive orders from the Securities and Exchange Commission (the “SEC”).2 Underlying ETFs file financial and other

[1]	As of the date of this Prospectus, the index is not being tracked by an ETF.
[2]

iShares is a registered mark of Barclays Global Investors, N.A. (“BGI”), and the indices and underlying ETFs noted above are registered marks of various institutions. The Series or the Series’ Funds offered by this Prospectus are not sponsored, endorsed, sold, or promoted by BGI, any other ETF sponsor or index sponsor. BGI, other ETF sponsors and index sponsors make no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds. BGI, other ETF sponsors and index sponsors have no obligation or liability in connection with the operation, marketing, trading or sale of the Funds.

information with the SEC. Such information is publicly available at www.sec.gov. No representation or warranty is hereby made as to the accuracy or completeness of any such information.

Limitations on Investing in Other Investment Companies

Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued such an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in the Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the limitations set forth in the 1940 Act. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

31

To the extent the limitations of the 1940 Act apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Each Fund invests a substantial portion of its assets in Underlying ETFs. Accordingly, each Fund’s performance depends upon a favorable allocation among Underlying ETFs as well as the ability of Underlying ETFs to generate favorable performance.

Certain Risks of Underlying ETFs

The following summarizes certain risks associated with investments in Underlying ETFs. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any of Underlying ETFs will be achieved. Each Underlying ETF’s investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

An investment in Underlying ETFs is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying ETF’s net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government.

Equity-Related Risks

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. TargETFund 2045, TargETFund 2035 and TargETFund 2025 will initially invest most of their respective assets in Underlying ETFs investing primarily in equity securities. TargETFund 2015 and TargETFund Core will invest a substantial portion of their assets in Underlying ETFs investing primarily in equity securities.

Securities of Large-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of large-capitalization companies. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline. This could adversely affect these Underlying ETF’s performance.

Securities of Small-Capitalization Companies —Certain Underlying ETFs invest in the stocks of small-capitalization companies. Investments in such companies typically involve greater risks than investments in larger-capitalization companies. Small-capitalization companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger-capitalization companies to adverse business or economic developments.

Securities of Mid-Capitalization Companies—Certain Underlying ETFs invest a portion of their assets in the stocks of mid-capitalization companies. These companies, to certain degrees, are subject to the risks associated with investments in large-capitalization companies and small-capitalization companies, each as described above.

32

Sector Volatility—Certain Underlying ETFs may invest more heavily in certain industries or sectors believed by the Manager to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Non-Diversification—Certain Underlying ETFs are classified as non-diversified. This means that such an Underlying ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, such an Underlying ETF may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Illiquid Securities and Derivatives —Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives, such as stock index futures. These investments involve higher risk and subject such Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities—Certain Underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

Real Estate-Related Risks

Risks of Real Estate Investments and REITs—Certain Underlying ETFs may invest in securities issued by real estate companies (including REITs) and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying ETF and a decline in the value of its investments and, consequently, its share price. To the extent investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the real estate company. In the event of a default by a borrower or lessee, the real estate company may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

33

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. Any such failure by a REIT could adversely affect the value of an investment in an Underlying ETF that invests in REITs.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying ETF, and indirectly, the Funds.

Interest Rate Risk—Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Fixed-Income-Related Risks

The following risks relate to investments in fixed-income securities in which certain of Underlying ETFs may invest, including bonds, notes and mortgage-backed securities.

Credit Risk—A fixed-income security may deteriorate in quality to such an extent that its rating is downgraded or its market value declines. Credit risk also includes the risk that an issuer of fixed- income securities would not be able to make or timely make interest and principal payments. If an Underlying ETF holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Certain of the Funds invest a portion of their assets in Underlying ETFs that invest in the securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Underlying ETFs in which the Funds invest.

Market Risk—Fixed-income securities in which the relevant Underlying ETFs invest are traded principally by dealers in the over-the-counter market. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer’s credit rating or business prospects. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk—Generally, as interest rates rise, the value of fixed-income securities will decline. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are

34

subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into each of these Underlying ETFs from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying ETF’s assets, reducing the current yield of the Underlying ETF. In periods of rising interest rates, the opposite may be true. Certain of Underlying ETFs invest in securities issued by the US Government, which are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The value of an Underlying ETF that invests in US Government securities will fluctuate accordingly, and its yield will vary based on the yield of its portfolio securities.

Illiquid Securities and Derivatives—Certain Underlying ETFs may invest in illiquid securities. Certain Underlying ETFs may invest in derivatives. These investments involve higher risk and subject these Underlying ETFs to higher price volatility.

Foreign Securities—Certain Underlying ETFs may invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

35

Shareholder Information

The Funds offers four classes of shares. Only Class I shares are offered by this Prospectus. The Board of Directors of the Series believes that no conflict of interest currently exists among the Funds’ Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, the distributor may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because certain or all of the Funds may invest in Underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when Underlying ETFs do not price their shares, the value of a Fund’s portfolio securities (i.e., Underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares.

Underlying ETFs and other securities owned by each Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Series’ Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intraday trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution

36

expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by the distributor, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, as available (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by the distributor, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by the distributor to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by the distributor that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman mutual funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Funds, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by the distributor or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse any request to buy Fund shares;

37

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, the distributor or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

38

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally will pay any dividends from its net investment income and distributes any net capital gains realized on investments at least annually (TargETFund Core generally will pay dividends from its net investment income on a quarterly basis). Because each Fund may sell Underlying ETFs, US Government securities and short-term debt instruments: (a) to accommodate redemptions of its shares; (b) in respect of the Target Date Funds, to implement the process of migration; and (c) to adjust the percentages of its assets invested in each Underlying ETF, US Government securities, short-term debt instruments, cash and cash equivalents in response to economic, market or other conditions or events, and changes in Seligman Time Horizon Matrix, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully utilize capital losses (to offset capital gains) from the sale of Underlying ETFs at a loss. In addition, Underlying ETFs may distribute capital gains to the Funds.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759 or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

39

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. To the extent a Fund receives certain tax benefits on dividends that it receives, these pass-through benefits may not be realized by an investor in the Fund. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Each of the Target Date Funds will automatically be combined with the TargETFund Core during their respective target years. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or other applicable law could negatively impact the combination of Funds.

For further information, please see the Series’ Statement of Additional Information under the section entitled “Taxation of the Series.”

40

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the

RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks equities of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is

† Offers Class I shares.

41

believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a

† Offers Class I shares.

42

portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

43

Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

44

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

45

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as “affiliated products”). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

46

Financial Highlights

The table below is intended to help you understand the financial performance of the Class I shares of each Fund for the periods presented. Certain information reflects financial results for a single share of Class I shares that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such fees and taxes were included, the returns presented below would have been lower. The ratios of expenses and net investment income to average net assets do not reflect the expenses of Underlying ETFs in which the Funds invest. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

CLASS I	TARGETFUND 2045			TARGETFUND 2035
	Year Ended 9/30/08	10/2/06* to 9/30/07		Year Ended 9/30/08	10/2/06* to 9/30/07
Per Share Data:
Net asset value, beginning of period	$ 9.74	$ 8.10		$ 9.74	$ 8.10
Income (loss) from investment operations:
Net investment income	0.10	0.10		0.09	0.17
Net realized and unrealized gain (loss) on investments	(2.27)	1.60		(2.26)	1.53
Total from investment operations	(2.17)	1.70		(2.17)	1.70
Less distributions:
Dividends from net investment income	(0.08)	(0.06)		(0.10)	(0.06)
Distributions from net realized capital gain	(0.01)	—		—	—
Total distributions	(0.09)	(0.06)		(0.10)	(0.06)
Net asset value, end of period	$ 7.48	$ 9.74		$ 7.47	$ 9.74
Total Return	(22.45)%	21.04%		(22.51)%	21.04%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$355	$330		$227	$205
Ratio of expenses to average net assets	0.58%	0.20%	†	0.61%	0.00%	†
Ratio of net investment income to average net assets	1.11%	1.14%	†	1.05%	2.53%	†
Portfolio turnover rate	48.07%	34.04%		37.95%	3.49%
Without expense reimbursement:††
Ratio of expenses to average net assets	1.44%	3.78%	†	1.46%	2.98%	†
Ratio of net investment income (loss) to average net assets	0.25%	(2.44)%	†	0.20%	(1.64)%	†

See footnotes on page 48.

47

CLASS I	TARGETFUND 2025				TARGETFUND 2015				TARGETFUND CORE
	Year Ended		10/3/05 to 9/30/06	**	Year Ended		10/3/05 to 9/30/06	**	Year Ended		10/3/05 to 9/30/06	**
	9/30/08	9/30/07			9/30/08	9/30/07			9/30/08	9/30/07
Per Share Data:
Net asset value, beginning of period	$ 9.30	$ 7.88	$ 7.14		$ 8.95	$ 7.88	$ 7.14		$ 8.18	$ 7.61	$ 7.14
Income (loss) from investment operations:
Net investment income	0.10	0.08	0.05		0.16	0.13	0.11		0.24	0.19	0.20
Net realized and unrealized gain (loss) on investments	(2.10)	1.41	0.73		(1.78)	1.03	0.68		(1.39)	0.60	0.43
Total from investment operations	(2.00)	1.49	0.78		(1.62)	1.16	0.79		(1.15)	0.79	0.63
Less distributions:
Dividends from net investment income	(0.06)	(0.06)	—		(0.10)	(0.08)	(0.05)		(0.23)	(0.20)	(0.16)
Distributions from net realized capital gain	(0.05)	(0.01)	(0.04)		(0.07)	(0.01)	—		(0.01)	(0.02)	ø
Return of capital	(0.01)	—	—		—	—	—		—	—	—
Total distributions	(0.12)	(0.07)	(0.04)		(0.17)	(0.09)	(0.05)		(0.24)	(0.22)	(0.16)
Net asset value, end of period	$ 7.18	$ 9.30	$ 7.88		$ 7.16	$ 8.95	$ 7.88		$ 6.79	$ 8.18	$ 7.61
Total Return	(21.75)%	19.01%	11.05%		(18.42)%	14.84%	11.11%		(14.28)%	10.43%	9.03%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,254	$1,809	$1,209		$604	$901	$680		$513	$899	$660
Ratio of expenses to average net assets	0.62%	0.61%	0.61%	†	0.61%	0.61%	0.61%	†	0.61%	0.61%	0.61%	†
Ratio of net investment income to average net assets	1.21%	0.95%	0.71%	†	2.01%	1.55%	1.49%	†	3.15%	2.42%	2.71%	†
Portfolio turnover rate	60.69%	11.66%	16.54%		70.11%	18.73%	11.63%		45.75%	33.35%	21.70%
Without expense reimbursement:††
Ratio of expenses to average net assets	0.90%	0.97%	1.02%	†	1.09%	1.01%	1.02%	†	1.44%	0.97%	0.90%	†
Ratio of net investment income to average net assets	0.93%	0.59%	0.31%	†	1.53%	1.15%	1.08%	†	2.32%	2.06%	2.42%	†

*	Commencement of operations. Total return is calculated from the opening of business on October 2, 2006.
**	Commencement of operations. Total return is calculated from the opening of business on October 3, 2005.
†	Annualized.
††	Seligman, the Fund’s investment manager prior to November 7, 2008, reimbursed certain expenses of the Fund.
ø	A short-term gain of $0.004 per share was paid.

48

Appendix A

Seligman Time Horizon Matrix Asset Classes

Seligman Time Horizon Matrix is the result of extensive ongoing proprietary research by the Manager that examines the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, 10- and 20-year holding periods from 1950 to 2008 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.

US Small-Company Stocks:  1979-2008: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index

US Medium-Company Stocks:  1979-2008: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor’s 500 Composite Stock Index (“S&P 500”)

US Large-Company Stocks:  1950-2008: S&P 500

International Small-Company Stocks:  1990-2008: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. (“NWSL”) Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

Emerging Markets:  1988-2008: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index

International Large-Company Stocks:  1970-2008: MSCI EAFE Index; 1950-1969: Estimated as the S&P 500

Investment Grade Fixed Income:  1973- 2008: Barclays Capital Government/Credit Bond Index; 1969-1972: Estimated as the Citigroup Long-Term

High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

High-Yield Corporate Securities:  1989-2008: Citi- group High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds:  2004-2008: Citigroup BIG Credit-High Grade (10+ Y) AAA-AA Rated (LOC) Index; 1969-2003: Citigroup High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds Estimate.

US Government Bonds:  1973-2008: Barclays Capital Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate:  1972-2008: FTSE NAREIT Equity REITs Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents:  US 90-Day Treasury Bills.

Inflation:  1978-2008: Consumer Price Index for All Urban Consumers; 1950-1977: Consumer Price Index.

49

Appendix B

Relative Risk Changes Over Time

High and Low Average Annual Returns of Asset Classes on a Calendar-Year Basis

January 1, 1950 – December 31, 2008

The above chart does not represent the past or future performance of any Seligman Mutual Fund.

Figures derived from Ibbotson, Citigroup, and FactSet. The above chart shows the high and low average annual returns on a calendar-year basis from 1950-2008 for US Small-Company Stocks, US Large-Company Stocks, US Corporate Bonds, US Government Bonds, and US Treasury Bills. Total returns reflect the reinvestment of distributions, if any. The returns of these asset classes, as represented by unmanaged indices described below, in which individuals cannot directly invest, are for illustrative purposes only, reflect past performance, and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds or any other investment product. Also, keep in mind that the securities represented by the indices involve widely varying degrees of income and growth potential, and risk to investors. Rates on Treasury bills and Government bonds are fixed, and principal, if held to maturity, is guaranteed. Corporate bonds offer a fixed rate of return and principal value. Although common stocks have produced higher historical returns, they may subject principal to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

The indices are comprised of the following: US Small-Company Stocks: Russell 2000 (1979-2007) and Ibbotson Small Stock Index (1950-1978); US Large-Company Stocks: Standard & Poor’s 500 Composite Stock Index (S&P 500); Investment Grade Fixed Income: Barclays Capital Government/Credit Bond Index (1973-2007), estimated as the Citigroup High Grade Corporate Index (1969-1972), and Ibbotson Long Term Corporate Bonds estimate (1950-1968); US Government Bonds: Barclays Capital Government Bond Index (1973-2007) and Ibbotson Long-Term Government Bond Index (1950-1972); and Treasury Bills: Ibbotson One Bill Portfolio.

50

How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

51

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. As applicable in the Series’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the relevant period. The Series’ SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-21788

SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Statement of Additional Information

February 2, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information -Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or “Manager”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of Seligman TargetHorizon ETF Portfolios, Inc. (the “Series”) having previously approved (at special meetings held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series, RiverSource Investments became the new investment manager of the Series, effective November 7, 2008.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus dated February 2, 2009 relating to Class A shares, Class B shares, Class C shares and Class R shares, and the current Prospectus dated February 2, 2009 relating to Class I shares (together, the “Prospectuses”) of the Series, an asset allocation series containing five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core (collectively, the “Funds”). Although authorized by the Series’ Board of Directors, Class B shares are not currently being offered by the Funds. This SAI, although not in itself a Prospectus, is incorporated by reference into each Prospectus in its entirety. It should be read in conjunction with each Prospectus, which you may obtain by writing or calling the Series at the above address or telephone numbers, respectively.

The financial statements and notes included in the Series' Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the "Board"), and the same policies and procedures. Although the Seligman funds, including the Series, share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The Series is governed by a Board that meets regularly to review a wide variety of matters affecting the Series. Detailed information about Fund governance, the Funds’ investment manager, RiverSource Investments, LLC, and other aspects of Fund management can be found by referencing the Table of Contents on the following page.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

1

2

Series History

Seligman TargetHorizon ETF Portfolios, Inc. was incorporated under the laws of the state of Maryland on July 6, 2005. As of November 7, 2008, the Series is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman funds.

Description of the Series and its Investments and Risks

Classification

Seligman TargetHorizon ETF Portfolios, Inc. is a diversified open-end management investment company, or mutual fund, which consists of five separate and distinct funds: Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025, Seligman TargETFund 2015 and Seligman TargETFund Core.

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in the Prospectuses.

General

Each Fund seeks to achieve its investment objective(s) by investing in securities issued by those investment companies commonly referred to as “exchange-traded funds” or “ETFs”, whose shares are listed and traded on US stock exchanges or otherwise traded in the over-the-counter market. Each ETF generally tracks a securities index or a basket of securities. In addition to investments in shares of ETFs (“Underlying ETFs”), a Fund may invest in US government securities, high-quality short term debt instruments, cash and cash equivalents. In addition to a Fund’s operating expenses, investors will indirectly pay the operating expenses of Underlying ETFs. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in an Underlying ETF.

Each Fund invests in shares of Underlying ETFs and its performance is directly related to the ability of its Underlying ETFs to meet their respective investment objectives, as well as RiverSource Investments’ allocation among Underlying ETFs. Accordingly, each Fund’s investment performance will be influenced by the investment strategies of, and risks associated with, Underlying ETFs in direct proportion to the amount of assets each Fund allocates to Underlying ETFs utilizing such strategies.

The Funds

The investment objectives and principal investment strategies of each Fund, as well as the principal risks associated with each Fund’s investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. Each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed, or any gain in value less than the cost of amounts borrowed, would cause a Fund’s net asset value to decline more than would otherwise be the case.

3

Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. No Fund will lend portfolio securities to any institutions affiliated with a Fund. The borrower must maintain with such Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Each Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the applicable Fund or the borrower. The applicable Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. No Fund has the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by such Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Rights and Warrants. Each Fund may invest in common stock rights and warrants. The Board must approve an investment in any warrant if it is of a type that has not previously been utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Funds’ investment restrictions regarding such securities.

When-Issued or Forward Commitment Securities. Each Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash or liquid securities equal to the amount of the when-issued or forward commitment securities will be segregated at the Fund’s custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Fund will meet its obligations from then available cash flow or the sale of securities (those segregated or otherwise), although a Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Fund’s payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of a Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. The sale of securities held by a Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time such Fund holds the security and is unrelated to the interest rate on the security. Each Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Investments to Control. No Fund may invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of a Fund and increase such Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Underlying ETFs

General. Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions. Each Underlying ETF files financial and other information with the Securities and Exchange Commission (the “SEC”). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC’s website is an inactive textual reference and information contained in, or otherwise accessible through this website does not form a part of the Series’ Prospectuses or this SAI). Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

4

The Funds generally expect to purchase shares of Underlying ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an Underlying ETF may also be acquired by depositing a specified portfolio of the Underlying ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the Underlying ETF’s custodian, in exchange for which the Underlying ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an Underlying ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the Underlying ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Manager believes it is in a Fund’s interest to do so. The Funds’ ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that Underlying ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that Underlying ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to Underlying ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the Underlying ETF, and the Underlying ETF may not be able to find a substitute service provider. Also, Underlying ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Underlying ETFs may also terminate. In addition, an Underlying ETF may terminate if its net assets fall below a certain amount.

Although the Funds believe that, in the event of the termination of an Underlying ETF, they will be able to invest instead in shares of an alternate Underlying ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate Underlying ETF would be available for investment at that time.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including Underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such Fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds’ ability to invest in Underlying ETFs will be severely constrained unless Underlying ETFs have received such an order from the SEC, and the Underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

A Fund will invest in an Underlying ETF only if the SEC has issued an exemptive order to the Underlying ETF which permits investment companies, including the Funds, to invest in an Underlying ETF beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Underlying ETF before investing in them in excess of the 3% limitation in the 1940 Act. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 1940 Act limitations. Each Fund may invest greater than 25% of its assets in any one Underlying ETF, although no Fund intends to invest greater than 40% of its assets in any one Underlying ETF.

To the extent the 1940 Act limitations apply to an Underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or sector-based mutual fund or other investment company (each, an “Other Investment Company”), or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Manager believes they represent more attractive opportunities than similar Underlying ETFs.

Set forth below is a description of securities (and related risks) that may be invested in by certain Underlying ETFs.

The discussion below does not include investment strategies and techniques (including investments in options and futures, entering into repurchase agreements and swap agreements, and engaging in securities lending) that may be utilized by an Underlying ETF. To the extent that the use of such strategies and techniques leads to a lack of correlation between an Underlying ETF and its underlying index, the performance of the Funds could be adversely impacted.

5

Foreign Securities. Certain Underlying ETFs may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Underlying ETF’s investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Underlying ETF are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying ETF. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller-capitalization companies may be higher than those of larger-capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case an Underlying ETF could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying ETF, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product (GDP), rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying ETF may temporarily hold cash in foreign currencies. The value of an Underlying ETF’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Underlying ETF may incur costs in connection with conversions between various currencies. An Underlying ETF’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

6

Mortgage Pass-Through Securities. Certain Underlying ETFs may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which an Underlying ETF invests occurs, the Underlying ETF may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

US Government Obligations, Bank Obligations and Commercial Paper. Each of the Funds may invest a portion of their assets in the following:

US Government Obligations. US Government obligations are securities issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term corporate debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund’s policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

7

•	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

Purchase or hold any real estate, except a Fund may invest (through Underlying ETFs) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

•	Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act; or

•

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities (which may include mortgage related securities).

Certain of the Funds’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds’ ability to make loans.

Each Fund may not change its investment objective(s) without approval of a majority of its outstanding voting securities.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund then outstanding are represented at the meeting in person or by proxy.

8

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets directly in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for US cash equivalents.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (e.g., Underlying ETFs and individual US Government securities) for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration dates at the time of acquisition were one year or less are excluded from the calculation. The Funds’ portfolio turnover rate will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. The Funds' portfolio turnover rates for the fiscal years ended September 30, 2008 and 2007 (for the period October 2, 2006 to September 30, 2007 in the case of TargETFund 2045 and TargETFund 2035) were:

Fund	2008	2007
TargETFund 2045	48.07%	34.04%
TargETFund 2035	37.95	3.49
TargETFund 2025	60.69	11.66
TargETFund 2015	70.11	18.73
TargETFund Core	45.75	33.35

The increase in portfolio turnover from 2007 to 2008 was due, in part, with respect to all Funds, from replacing certain Underlying ETFs with other Underlying ETFs with significantly lower expenses, comparable or superior representation of the tracking index, and/or comparable or superior returns, and reducing exposure to the financials sector. In addition, TargETFund 2025 and TargETFund 2015 sold Underlying ETFs for tax loss harvesting purposes.

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc. (the “distributor”) (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on the distributor’s website. The foregoing monthly and quarterly information will remain available on the distributor’s website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of RiverSource Investments (or its designee) and each Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of RiverSource Investments or the distributor (or their respective designees) and each Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of each Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and RiverSource Investments’ Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit RiverSource Investments’ employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about RiverSource Investments’ views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such

9

weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit its auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, RiverSource Investments has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, RiverSource Investments discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to RiskMetrics Group (formerly, Institutional Shareholder Services) (“RiskMetrics”) in connection with proxy voting. RiverSource Investments discloses portfolio holdings to the third parties listed above on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours.

All of the above mentioned disclosures have been approved and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Series

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial announced the closing of its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at special meetings held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 162 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman funds and 103 RiverSource funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance, Investment Review, Joint Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

10

Independent Board Members

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Joint Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley College; former Dean, McCallum Graduate School of Business, Bentley College	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Joint Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance	Distribution, Executive, Investment Review, Joint Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Joint Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

11

Independent Board Members

Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp. (energy and energy services)	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*
Name, Address, Age	Position with Series and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company and; Chairman of the Board, Chief Executive Officer and President, RiverSource Distributors, Inc. since 2006; Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005	None	Investment Review

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

12

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers
Name, address, age	Position held with the Series and length of service	Principal occupation during past five years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 51	Treasurer since 2000	Treasurer, Seligman Data Corp. since 2000; and Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated from 1992 to 2008.

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 56	Chief Compliance Officer since 2004 and Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008.	Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer of each of the investment companies of the Seligman Group of Funds since November 2008; and Managing Director, J. & W. Seligman & Co. Incorporated and Vice-President of each of the investment companies of the Seligman Group of Funds from 2004 to 2008.

The Board initially approves an investment management services agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As of November 7, 2008, the Board has organized the following committees to facilitate its work (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Funds and their shareholders on external matters.

13

Compliance Committee. This committee supports the Series’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Series’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Series’ CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Series. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Series, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Series’ assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Series and internal controls over financial reporting and oversees the quality and integrity of the Series’ financial statements and independent audits as well as the Series’ compliance with legal and regulatory requirements relating to the Series’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Series’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Series and the RiverSource complex of funds (which includes the Seligman funds) as follows:

Name	Dollar Range of Shares Owned By Director in the Series	Aggregate Dollar Range of Shares Owned by Director in the RiverSource Complex of Funds
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G. Carlton	None	$50,001-$100,000
Patricia M. Flynn	None	Over $100,000*
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000*
John F. Maher	None	Over $100,000*
Catherine James Paglia	None	Over $100,000*
Leroy C. Richie	None	Over $100,000
Alison Taunton-Rigby	None	Over $100,000
AFFILIATED BOARD MEMBERS
William F. Truscott	None	Over $100,000

*	Total includes deferred compensation invested in share equivalents.

Compensation None of the New Board Members received any compensation from the Series or any of the other Seligman funds for the fiscal year ended September 30, 2008. The New Board Members became Directors of the Series and the other Seligman funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. Only Messrs. Maher and Richie were directors of the Series and the other Seligman funds during the fiscal year ended September 30, 2008. Messrs. Richie and Maher became directors/trustees of the RiverSource funds on November 12, 2008 and December 10, 2008, respectively. Accordingly, they did not receive any compensation from the RiverSource complex of funds during the fiscal year ended September 30, 2008. The aggregate compensation received by the New Board Members relates only to the RiverSource-branded funds.

14

Name and Position with Series	Aggregate Compensation from Series (1)	Pension or Retirement Benefits Accrued as Part of Series Expenses	Total Compensation from Series and Fund Complex Paid to Directors (1)(2)
Kathleen Blatz	n/a	n/a	$163,750
Arne H. Carlson	n/a	n/a	163,750
Pamela G, Carlton	n/a	n/a	151,250
Patricia M. Flynn (3)	n/a	n/a	156,250
Anne P. Jones	n/a	n/a	161,250
Jeffrey Laikind	n/a	n/a	151,250
Stephen R. Lewis, Jr. (3)	n/a	n/a	396,250
John F. Maher (4)	$2,360	n/a	91,500
Catherine James Paglia (3)	n/a	n/a	156,250
Leroy C. Richie	2,664	n/a	103,500
Alison Taunton-Rigby	n/a	n/a	153,750

(1)	For the fiscal year ended September 30, 2008. Messrs. Maher and Richie did not receive any payments from the RiverSource-branded funds for the fiscal year ended September 30, 2008. The New Board Members did not receive any compensation from the Seligman-branded funds for the fiscal year ended September 30, 2008.

(2)	At September 30, 2008, which precedes the date that RiverSource Investments acquired Seligman, Messrs. Maher and Richie had oversight responsibilities for the Seligman funds, which consisted of 59 investment companies, including the Series, and the New Board members had oversight responsibility of the RiverSource branded funds, which consisted of 104 investment companies.

(3)	Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $74,375, $73,875 and $156,250, respectively.

(4)	Compensation is being deferred.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Series’ Chief Compliance Officer, Counsel to the independent Board members, and the Series’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board’s Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and, as available the Seligman funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource complex of funds (which includes the Seligman funds), RiverSource Investments, the investment manager for the Seligman funds, and the distributor, of the RiverSource complex of funds, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access

15

persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

16

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

17

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of December 31, 2008 there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of December 31, 2008, the following principal holders owned of record 5% or more of a Class1 of shares of the then outstanding shares of capital stock of the Funds as follows:

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2045/A	45.90%

Reliance Trust Co. FBO TME Acquisition Holding 401K P.O. Box 48529 Atlanta, GA 30362	TargETFund 2045/A	15.84%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2045/C	66.74%

Patterson & Co. FBO J & W Seligman & Co. Matched Accumulation Plan 1525 West WT Harris Blvd Charlotte, NC 282288	TargETFund 2045/I	95.54%

Reliance Trust Co. FBO TME Acquisition Holding 401K P.O. Box 48529 Atlanta, GA 30362	TargETFund 2035/A	27.94%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2035/A	43.89%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2035/C	33.79%

18

Name and Address	Fund/Class	Percentage of Total Shares Held
First Clearing, LLC FBO Customers 5900 Foxwood Lane Bloomington, IN 47401-9377	TargETFund 2035/C	7.29%

MG Trust Company Nelson & Sons Construction Inc. 700 17th Street Suite 300 Denver, CO 80202	TargETFund 2035/C	10.35%

Patterson & Co. FBO J. & W. Seligman & Co. Matched Accumulation Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	TargETFund 2035/I	81.08%

Patterson & Co FBO Seligman Data Corp. 401K Thrift Plan 1525 West WT Harris Blvd Charlotte, NC 28288-1151	TargETFund 2035/I	15.72%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2025/A	38.85%

AST&T Custodian FBO Medisys Health Network, Inc. 403 (B) Plan P.O. Box 52129 Phoenix, AZ 85072-2129	TargETFund 2025/A	7.35%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2025/C	33.29%

Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2025/I	87.63%

Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2025/I	11.95%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2015/A	30.13%

AST Trust Company FBO Jamaica Anesthesia Associates Profit Sharing Plan P.O. Box 52129 Phoenix, AZ 85072-2129	TargETFund 2015/A	8.74%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund 2015/C	25.62%

19

Name and Address	Fund/Class	Percentage of Total Shares Held
Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2015/I	53.41%

Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund 2015/I	40.79%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund Core/A	28.50%

Fifth Third Bank FBO Bankwest Inc. P.O. Box 3385 Cincinnati, OH 45263	TargETFund Core/A	5.29%

MLPF&S FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	TargETFund Core/C	45.91%

Patterson & Co. FBO J. & W. Seligman & Co. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund Core/I	82.62%

Patterson & Co. FBO Seligman Data Corp. 1525 West WT Harris Blvd. Charlotte, NC 28288-1151	TargETFund Core/I	16.35%

[1]	Class B shares have been authorized by the Board of Directors but are not currently being offered.

Management Ownership

As of December 31, 2008, Directors and officers as a group owned less than 1% of the Class A, Class C, Class I or Class R shares shares of each of TargETFund 2045, TargETFund 2035, TargETFund 2025, TargETFund 2015 and TargETFund Core, respectively. Class B shares are not currently being offered, no such shares are outstanding.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at special meetings held in November 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the “Management Agreement”), RiverSource Investments became the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

20

Effective November 7, 2008, each Fund will pay RiverSource Investments a fee for managing its assets. The fees paid by each Fund to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

Each Fund pays RiverSource Investments a management fee for its services, calculated daily and payable monthly. The fee rate declines as each Fund’s net assets increase. The management fee rates are equal to an annual rate of 0.50% of each Fund’s average daily net assets for up to $500 million of net assets per Fund, 0.45% of each Fund’s average daily net assets from $500 million to $1 billion of net assets per Fund and 0.40% of each Fund’s average daily net assets in excess of $1 billion per Fund. In addition, each investor in a Fund will indirectly bear the management fee charged to a Fund by the Underlying ETFs in which such Fund invests.

Through at least January 31, 2015, the RiverSource Investments has contractually undertaken to waive its management fee and/or to reimburse each Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.23% (0.11% for Class I shares) per annum of the average daily net assets of each Class of shares of each Fund. For the year ended September 30, 2008, Seligman, the predecessor investment manager, voluntarily reimbursed certain additional class-specific expenses of TargETFund 2045 and TargETFund 2035 in order to maintain the same net asset values per share for the corresponding share classes of those funds.

The following table indicates the net management fees paid by each Fund (which reflects management fee waivers and/or expense reimbursements) as well, as a percentage of each Fund’s average daily net assets for the fiscal years ended September 30, 2008, 2007 and 2006:

Fund	Net Management Fees Paid ($)	% of Average Daily Net Assets (%)
	Year Ended 9/30/08
TargETFund 2045	$(53,395)	(1.20)%
TargETFund 2035	(47,165)	(0.73)
TargETFund 2025	81,673	0.19
TargETFund 2015	89,516	0.22
TargETFund Core	276,562	0.30

Fund	Net Management Fees Paid ($)	% of Average Daily Net Assets (%)
	Year Ended 9/30/07
TargETFund 2045	$(71,869)	(8.23)%
TargETFund 2035	(80,851)	(5.80)
TargETFund 2025	41,000	0.13
TargETFund 2015	68,732	0.19
TargETFund Core	234,691	0.31

Fund	Net Management Fees Paid ($)	% of Average Daily Net Assets (%)
	Year Ended 9/30/06
TargETFund 2025	$(47,690)	(0.47)%
TargETFund 2015	(44,275)	(0.38)
TargETFund Core	(6,363)	(0.03)

21

Each Fund pays all its expenses other than those assumed by the RiverSource Investments, including fees payable to RiverSource Investments for its services under the terms of the Management Agreement, taxes, brokerage commissions and charges in connection with the purchase and sale of assets, premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940, fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against a Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against RiverSource Investments, except that RiverSource Investments shall reimburse the Series (or a Fund therof, as the case may be) for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or RiverSource Investments agrees, that it is liable in whole or in part to the Series (or a Fund thereof, as the case may be), (iii) it employs to assert a claim against a third party, and (iv) it or RiverSource Investments employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Series, fees paid for the qualification and registration for public sale of the securities of a Fund under the laws of the United States and of the several states in which such securities shall be offered for sale, fees of consultants employed by the Series, Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Series will not pay any fees or expenses of any person who is an officer or employee of RiverSource Investments or its affiliates, filing fees and charges incurred by the Series in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Series is organized or its political subdivisions, organizational expenses of the Series, expenses incurred in connection with lending portfolio securities of a Fund, expenses properly payable by the Series and approved by the Board, and other expenses payable by the Series pursuant to separate agreement of the Series and any of its service providers.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of a Fund and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either a Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Series or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Series or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Series does not waive any right which it may have under such laws or regulations.

22

Principal Underwriter

RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., ( the “distributor”) (an affiliate of RiverSource Investments), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series, the other Seligman mutual funds, as well as the funds in the RiverSource complex of funds. The distributor is an “affiliated person” (as defined in the 1940 Act) of the Manager, which is itself an affiliated person of the Series. Those individuals identified above under “Management Information” as directors or officers of the Series and the distributor are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated November 7, 2008, subject to the control of the Series’ Board of Directors, RiverSource Investments manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities (e.g., Underlying ETFs, US Government securities and short-term debt instruments) consistent with each Fund’s investment objective(s) and policies.

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise Financial administers certain aspects of the Series’ business and other affairs at no cost. Ameriprise Financial provides the Series with such office space, and certain administrative, accounting and other services and executive and other personnel as are necessary for Series operations. Ameriprise Financial pays all of the compensation of Board members of the Series who are employees or consultants of RiverSource Investments and of the officers and employees of the Series. Ameriprise Financial reserves the right to seek Board approval to increase the fees payable by a Fund of the Series under the Administrative Services Agreement. However, Ameriprise Financial anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund(s) will inform shareholders prior to the effectiveness of such increase. Ameriprise Financial also provides senior management for Seligman Data Corp. (“SDC”).

Other Investment Advice

No person or persons, other than directors, officers, or employees of RiverSource Investments, regularly advise the Series or RiverSource Investments with respect to each Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

23

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to the distributor an administration, shareholder services and distribution fee in respect of such Fund’s Class A, Class B, Class C and Class R shares, respectively. (There are no such fees in respect of each Fund’s Class I shares). Payments by each Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Funds’ shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the distributor’s costs incurred in connection with its marketing efforts with respect to shares of the Funds. RiverSource Investments may also make similar payments to the distributor from its own resources, which may include the management fee that RiverSource Investments receives from each Fund, respectively. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund, or any other Seligman mutual fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series’ Board of Directors. Expenses of distribution activities that benefit both a Fund and other Seligman mutual funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to the distributor a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. These fees are used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay the distributor for any such costs it incurs in excess of the fee described above. No expense incurred in one year by the distributor with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund’s 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class A shares. The total amount paid by each Fund to the distributor in respect of Class A shares for the fiscal year ended September 30, 2008 and such amounts as a percentage of Class A shares’ average daily net assets, were as follows:

Fund	Total Fees Paid	% of Average Net Assets
TargETFund 2045	$6,357	0.25%
TargETFund 2035	9,421	0.25
TargETFund 2025	45,002	0.24
TargETFund 2015	43,554	0.23
TargETFund Core	75,197	0.23

Class B

Class B shares of the Funds have been authorized by the Board of Directors but are not currently being offered.

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. The fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased the distributor’s rights to this fee (the “Purchasers”) to compensate

24

them for having funded, at the time of sale of Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to the distributor to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to the distributor. A small portion of the distribution fee is paid to the distributor in connection with sales of Class B shares for which no commissions are paid; the distributor may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by the distributor or the Purchasers in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. The distributor and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor or the Purchasers with respect to its Class B shares.

Class C

Under the 12b-1 Plan, each Fund, with respect to its Class C shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. The fee is used by the distributor as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any CDSC proceeds, to (1) reimburse the distributor for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse the distributor for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect to receive a time of sale payment. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by each Fund to the distributor in respect of Class C shares for the fiscal year ended September 30, 2008 was equal to 1% per annum of the average daily net assets of Class C shares and Class D shares, which converted to Class C shares on May 16, 2008, was as follows:

Fund	Total Fees Paid
TargETFund 2045	$10,069
TargETFund 2035	17,664
TargETFund 2025	198,596
TargETFund 2015	206,317
TargETFund Core	490,226

The amounts expended by the distributor in any one year with respect to Class C shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

25

As of September 30, 2008, the distributor incurred the following amounts of expenses in respect of each Fund’s Class C and Class D shares that were not reimbursed from the amounts received from that Fund’s 12b-1 Plan. Also shown below are percentages of each such Fund’s Class C shares net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class C and Class D Shares	% of the Net Assets of Class C at September 30, 2008
TargETFund 2045	$165,835	19.77%
TargETFund 2035	288,323	17.27
TargETFund 2025	1,023,977	6.31
TargETFund 2015	1,006,427	6.00
TargETFund Core	1,745,130	4.16

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class C shares.

Class R

Under the 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by the distributor in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by the distributor as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse the distributor for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse the distributor for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse the distributor for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse the distributor for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor.

26

The total amount paid by each Fund to the distributor in respect of Class R shares for the fiscal year ended September 30, 2008 was equal to 0.50% per annum of the Class R shares’ average daily net assets, as follows:

Fund	Total Fees Paid
TargETFund 2045	$2,138
TargETFund 2035	3,184
TargETFund 2025	8,925
TargETFund 2015	6,881
TargETFund Core	47,868

The amounts expended by the distributor in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by the distributor in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2008, the distributor incurred the following amounts of expenses in respect of each Fund’s Class R shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each such Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class R Shares	% of the Net Assets of Class R at September 30, 2008
TargETFund 2045	$55,971	12.98%
TargETFund 2035	46,030	5.09
TargETFund 2025	55,417	2.63
TargETFund 2015	50,765	3.51
TargETFund Core	232,552	2.35

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to the distributor with respect to Class R shares.

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class C and Class R shares for the fiscal year ended September 30, 2008 were spent on the following activities in the following amounts (Class B shares have been authorized by the Board, but have not been and are not offered by the Funds):

Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers
TargETFund 2045/A	—	$6,357
TargETFund 2045/C*	$4,181	5,888
TargETFund 2045/R	64	2,074
TargETFund 2035/A	—	9,421
TargETFund 2035/C*	10,490	7,174
TargETFund 2035/R	1,325	1,859

27

Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers
TargETFund 2025/A	—	$45,002
TargETFund 2025/C*	$64,698	133,898
TargETFund 2025/R	1,089	7,836
TargETFund 2015/A	—	43,554
TargETFund 2015/C*	63,833	142,484
TargETFund 2015/R	532	6,349
TargETFund Core/A	—	75,197
TargETFund Core/C*	137,316	352,910
TargETFund Core/R	3,452	44,416

*	Includes payments with respect to Class C shares and Class D shares, which converted to Class C shares on May 16, 2008.

The 12b-1 Plans were initially approved on September 15, 2005 in respect of TargETFund 2025, TargETFund 2015 and TargETFund Core, and September 21, 2006 in respect of TargETFund 2045 and TargETFund 2035 by the Board of Directors of the Series, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the “Qualified Directors”), and by the sole shareholder of each of TargETFund 2025, TargETFund 2015 and TargETFund Core on September 15, 2005 and TargETFund 2045 and TargETFund 2035 on September 21, 2006. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Funds will either (1) permit holders of Class B shares (to the extent such Class is offered) to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors. The 12b-1 Plans are reviewed annually by the Directors.

RiverSource Services, Inc., formerly known as Seligman Services, Inc. (“RiverSource Services”) acts as the broker/dealer of record for shareholder accounts of the Funds that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended September 30, 2008, RiverSource Services received service fees pursuant to each Fund’s 12b-1 Plan as follows:

Fund	Service Fees Paid to RiverSource Services For Fiscal Year September 30, 2008
TargETFund 2045	$303
TargETFund 2035	$171
TargETFund 2025	$702
TargETFund 2015	$416
TargETFund Core	$1,598

28

Other Service Providers

The Seligman funds have entered into an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

SDC, which is owned by certain other Seligman investment companies, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For the purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectuses with respect to the portfolio managers of the Series. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, the number of accounts managed (other than the Series) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles W. Kadlec	4 Other Registered Investment Companies with approximately $84 million in assets under management.	0 Pooled Investment Vehicles.	9 Other Accounts with approximately $3.51 million in total assets under management.

Gary Terpening	4 Other Registered Investment Companies with approximately $84 million in total assets under management.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $400,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers’ management of the Series’ investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Kadlec received a fixed base salary and discretionary bonus for the year ended December 31, 2008, as determined by Seligman, the predecessor investment manager. Mr. Kadlec’s discretionary bonus was based on numerous qualitative and quantitative factors, including the evaluation of Mr. Kadlec’s performance of his other responsibilities not related to the Series, such as, prior to the Acquisition of Seligman, overseeing the business operations of each of the distributor and Seligman Services, Inc. (now, RiverSource Services, Inc.) and to Seligman’s overall profitability. Seligman also considered the relative pre-tax investment performance of the Funds and one other investment company (for which Mr. Kadlec also serves as portfolio manager) as compared with such funds’ respective Lipper averages for 2008, as well as the since-inception, three- and five-year periods ending thereon, as applicable.

29

Mr. Terpening received a fixed base salary and discretionary bonus for the year ended December 31, 2008, as determined by Seligman. Mr. Terpening’s discretionary bonus was based on numerous qualitative and quantitative factors relating to his responsibilities as a Seligman product manager and research analyst. The factors included, among other things, an evaluation of Mr. Terpening’s performance of his product management responsibilities as they related to certain Seligman products, primarily, the Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies (collectively, the “Time Horizon Matrix”), as well as the Series’ Funds and Seligman Asset Allocation Series, Inc. (also an asset allocation type series of mutual funds), each of which utilize the Time Horizon Matrix. Seligman also considered Mr. Terpening’s portfolio management responsibilities with respect to the Funds and the funds of Seligman Asset Allocation Series, Inc. With respect to these funds, Seligman evaluated the quality of research performed by Mr. Terpening, as well as his contributions and assistance to the design of the overall asset allocations underlying these funds. Seligman also considered the competitive environment for Mr. Terpening’s services.

For 2009, as determined by RiverSource Investments, portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Series and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

30

Securities Ownership. All information is provided as of September 30, 2008. Mr. Kadlec owned between $50,001 and $100,000 of shares of TargETFund 2025 and between $100,001 and $500,000 of each of the shares of TargETFund 2015 and TargETFund Core. In total, Mr. Kadlec owned greater than $500,000 of the shares of these Funds. In addition, Mr. Kadlec owned greater than $1 million in the Seligman Group of Funds. Mr. Terpening owned between $100,001 and $500,000 of the shares of TargETFund 2025.

31

Brokerage Allocation and Other Practices

Brokerage Transactions

The Manager will seek the most favorable price and execution in the purchase and sale of securities. When two or more of the investment companies or other investment advisory clients of the Manager desire to buy or sell these same securities at the same time and the order is placed with the same trading desk of the Manager, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

The Series, RiverSource Investments and the distributor have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that attempt to take advantage of planned portfolio transactions for the Funds.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis, without a stated commission, through dealers acting for their own account and not as brokers. To the extent the Funds invest directly in US Government securities or short-term instruments, the Funds will engage in transactions with these dealers or deal directly with the issuers. Prices paid to dealers generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

In over-the-counter markets, the Series deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from, or sell securities to, dealers acting as principal in accordance with applicable law.

Commissions

For the fiscal year ended September 30, 2008, the Funds paid total brokerage commissions on equity security transactions (e.g., purchases and sales of Underlying ETFs) to others for execution, research and statistical services in the following amounts:

Fund	Total Brokerage Commission Paid For Fiscal Year September 30, 2008
TargETFund 2045	$948
TargETFund 2035	1,206
TargETFund 2025	7,302
TargETFund 2015	7,434
TargETFund Core	10,913

For the fiscal year ended September 30, 2008, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman or the distributor.

The Funds generally will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

Brokerage Selection

RiverSource Investments selects broker-dealers with the goal of obtaining “best execution”. RiverSource Investments will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to RiverSource Investments in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

32

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, RiverSource Investments offers its services through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the funds will have a relationship with RiverSource Investments or its affiliates to distribute shares of the investment companies or other investment products offered by RiverSource Investments. With respect to the Funds, RiverSource Investments ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades with respect to the Funds, RiverSource Investments determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

RiverSource Investments monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended September 30, 2008, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of $0.001 and are divided into five classes, designated as Class A common stock, Class B common stock, Class C common stock, Class I common stock and Class R common stock. Each share of a Fund’s Class A, Class B, Class C, Class I and Class R common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no preferential liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of each Fund of the Series may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and RiverSource Investments and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by RiverSource Investments or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

33

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds described in the Prospectus (the “Breakpoint Discount”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the current total net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person”. A “single person” includes an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Funds 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

34

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Funds may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Funds, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Fund’s shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or the distributor.

Ascensus (formerly, BISYS ) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in a Fund’s shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the distributor;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of a Fund’s shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided RiverSource Investments or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” in the Seligman Group;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by RiverSource Investments, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

35

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of the investment manager at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse the distributor a pro rata portion of the fee it received from the distributor at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

36

Class B

Although authorized by the Board of Directors, Class B shares are not currently being offered. The following discussion regarding Class B shares would apply only if such shares are offered for sale in the future:

Class B shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of each Fund exercising the exchange privilege will continue to be subject to such Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of each Fund acquired by exchange will be subject to such Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. Class I shares are not subject to CDSCs or distribution and/or service (12b-1) fees. However, Class I shares are only offered to certain investors, as described in the Series’ Class I prospectus. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C and Class R shareholders of a Fund may use the Fund’s Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

37

CDSC Waivers. The CDSC on Class B, Class C and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Series;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to the distributor promptly upon notice, an amount equal to the payment or a portion of the payment made by the distributor at the time of sale of such shares.

Payment in Securities. In addition to cash, a Fund may accept securities in payment for that Fund’s shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if RiverSource Investments determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Funds would not accept securities with a value of less than $100,000 per issue in payment for shares. Each Fund may reject in whole or in part offers to pay for its shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or SDC accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

38

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by the Funds, are accrued daily and taken into account for the purpose of determining their respective NAVs. The NAV of Class B, Class C and Class R shares of the Funds will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. The NAV of the Class I shares will generally be higher than that of the Class A shares as Class I shares have no 12b-1 fees and may have lower expenses.

Each Fund’s portfolio securities are generally valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on the over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments based on quotations provided by primary market makers in such securities. Based on policies approved by the Board, fixed-income securities not listed on an exchange or securities market, or in which there were no transactions, are valued either by independent pricing services based on bid prices that consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or by RiverSource Investments based on quotations provided by primary market makers in such securities. Generally, trading in US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are generally determined at such times. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

Short-term obligations of the Funds with 60 days or less remaining to maturity are generally valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and then will be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

For purposes of determining the net asset value per share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of major banks.

39

Specimen Price Make-Up

Under the current distribution arrangements between the Series and the distributor, Class A shares are sold with a maximum initial sales charge of 5.75%, and Class C, Class I and Class R shares are sold at NAV(1). Class B shares have been authorized by the Series’ Board of Directors but are not currently being offered and, as such, offering price information relating to the Funds’ Class B shares is not presented. Using each Class’s NAV as of September 30, 2008, the maximum offering price of a Fund’s shares is as follows:

	TargETFund 2045	TargETFund 2035	TargETFund 2025	TargETFund 2015	TargETFund Core
Class A
Net asset value per share	$7.46	$7.45	$7.14	$7.10	$6.79
Maximum sales charge (5.75% of offering price)	0.46	0.45	0.44	0.43	0.41

Offering price to public	7.92	7.90	7.58	7.53	7.20

Class C
Net asset value and offering price per share(1)	$7.39	$7.38	$7.02	$7.02	$6.79

Class I
Net asset value and offering price per share	7.48	7.47	7.18	7.16	6.79

Class R
Net asset value and offering price per share(1)	7.45	7.44	7.10	7.08	6.78

(1)	Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling a Fund’s shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of the Funds and/or the Underlying ETFs is prevented by the closing of, or restricted trading on, the NYSE or any other exchange on which an Underlying ETF trades; (ii) during periods of emergency which make the disposal by the Funds and/or Underlying ETFs of their shares impracticable or it is not reasonably practicable for the Funds and/or the Underlying ETFs to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of Fund shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, RiverSource Investments, the distributor or SDC or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series, the distributor or SDC or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series, the distributor or SDC or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, RiverSource Investments, the distributor or SDC or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Series has no arrangements with any person to permit frequent trading of a Fund’s shares.

Taxation of the Series

Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company.

40

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradeable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in each Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of each Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of each Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

41

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the applicable Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

Each of Seligman TargETFund 2045, Seligman TargETFund 2035, Seligman TargETFund 2025 and Seligman TargETFund 2015 (Target Date Funds) will automatically be combined with Seligman TargETFund Core during their respective target year. The Manager expects each of these combinations to be effected as an acquisition of the assets and liabilities of the applicable Target Date Fund in exchange for shares of TargETFund Core at net asset value, with the shares of TargETFund Core then distributed to shareholders of the applicable Target Date Fund. Based on current tax rules, the Manager expects the combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.

Due to the impossibility of predicting whether changes in law or other developments may impact the fairness or overall desirability of the combination of any two Funds ten or more years in the future, the Series’ Board of Directors will evaluate each combination in the year it is scheduled to occur under the standards of Rule 17a-8 under the 1940 Act and general principles of fairness, and may approve modifications to the methodology or terminate the combination if it determines that doing so would be in the best interests of shareholders. Any modifications to the manner of combining Funds will be presented to shareholders for approval if such approval is required under applicable law.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and the distributor are parties to a Distributing Agreement dated September 15, 2005 under which the distributor acts as the exclusive agent for distribution of shares of the Funds. The distributor accepts orders for the purchase of the Funds’ shares, which are offered continuously. As general distributor of the Funds’ shares, the distributor allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. The distributor retains the balance of sales charges and any CDSCs paid by investors.

42

Total sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Funds for the fiscal years ended September 30, 2008, 2007 and 2006 are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by the distributor. Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. Any initial sales charges paid on Class C shares would relate to purchases prior to June 4, 2007.

43

Fund	Total Sales Charge Paid by Shareholders on Class A Shares For Fiscal Year September 30, 2008	Amount of Class A Shares Sales Charges retained by the distributor
TargETFund 2045	$27,815	$3,493
TargETFund 2035	13,483	1,677
TargETFund 2025	79,939	9,918
TargETFund 2015	77,218	9,521
TargETFund Core	126,638	15,617

Fund	Total Sales Charge Paid by Shareholders on Class A and Class C Shares For Fiscal Year September 30, 2007	Amount of Class A and Class C Shares Sales Charges retained by the distributor
TargETFund 2045	$7,910	$791
TargETFund 2035	13,573	1,493
TargETFund 2025	188,122	19,976
TargETFund 2015	242,913	25,977
TargETFund Core	297,932	30,512

Fund	Total Sales Charge Paid by Shareholders on Class A and Class C Shares For Fiscal Year September 30, 2006	Amount of Class A and Class C Shares Sales Charges retained by the distributor
TargETFund 2025	$166,883	$17,373
TargETFund 2015	290,154	28,766
TargETFund Core	436,723	45,468

Compensation

The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2008.

44

Fund	Net Underwriting Discounts and Commissions For Fiscal Year September 30, 2008 (Class A Shares Front-End Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC Retained on Class A, Class C and Class R Shares) (1)	Brokerage Commissions	Other Compensation(2)
TargETFund 2045	$3,493	$1,581	—	$4,245
TargETFund 2035	1,677	787	—	11,815
TargETFund 2025	9,918	8,511	—	76,277
TargETFund 2015	9,521	10,691	—	64,365
TargETFund Core	15,617	18,071	—	140,768

(1)	Includes CDSC retained with respect to Class D shares, which converted to Class C shares.

(2)	During the fiscal year ended September 30, 2008, the distributor received distribution and service fees in respect of Class C and Class R shares pursuant to the Funds’ Rule 12b-1 plans. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

45

Other Payments

The distributor pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than the Funds of the Series and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the Funds of the Series, the distributor shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the Funds of the Series to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

The distributor also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January, 7, 2008, at least $2 million in plan assets at the time of investment in a Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the Funds of the Series and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the Funds of the Series to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the Funds of the Series is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Fund.

The fees described above under “Other Payments” relate only to purchases of Class A shares of the Seligman mutual funds. Purchases of shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds will not be aggregated with purchases of shares of the Seligman mutual funds for purposes of the fees described above.

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial institutions, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations

46

(collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial institution, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial institution charges its representatives for effecting transactions in the funds. The amount of payment varies by financial institution, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial institution in addition to such asset-based fees, are considered on a case-by-case basis.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial institution to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial institution may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial institutions in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial institution employees, client and investor events and other financial institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

Financial Institution Arrangements

The financial institution through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial institution.

47

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s initial maximum sales charge and/or contingent deferred sales charge, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period. The cumulative total return for each Class of shares of a Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The investment returns for the one-year and since-inception periods as well as the cumulative returns in respect of TargETFund 2045 and TargETFund 2035 are calculated from the opening of business on October 2, 2006, commencement of investment operations. The investment returns for the one-year and since-inception periods as well as the cumulative returns in respect of TargETFund 2025, TargETFund 2015 and TargETFund Core are calculated from the opening of business on October 3, 2005, commencement of investment operations.

As stated above, the average annual total returns and cumulative total returns for Class A shares of the Funds includes the applicable maximum initial sales charge, which, effective January 7, 2008, is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares.

48

Historical Investment Results

During the periods for which performance is presented, Seligman, the Fund’s investment manager prior to November 7, 2008, waived its management fee and/or reimbursed certain expenses in respect of the Funds. Without such fee waiver/expense reimbursement, returns would have been lower. Class B shares have been authorized by the Series’ Board of Directors, but have not been offered and, as such, there is no performance.

The performance of the Funds presented below is through September 30, 2008:

	Average Annual Total Returns		Cumulative Total Return Since Inception	Value of Initial $1,000 Investment (1)
	1 Year	Since Inception
		TargETFund 2045
Class A	(27.12)%	(6.08)%	(11.83)%	$882
Class C	(23.99)	(3.93)	(7.72)	923
Class I	(22.45)	(3.10)	(6.13)	939
Class R	(23.61)	(3.44)	(6.77)	932
		TargETFund 2035
Class A	(27.19)	(6.13)	(11.92)	881
Class C	(24.10)	(4.00)	(7.86)	921
Class I	(22.51)	(3.14)	(6.20)	938
Class R	(23.68)	(3.48)	(6.86)	931
		TargETFund 2025
Class A	(26.36)	(1.12)	(3.33)	967
Class C	(23.37)	0.17	0.52	1,005
Class I	(21.75)	1.12	3.40	1,034
Class R	(22.89)	0.66	1.99	1,020
		TargETFund 2015
Class A	(23.46)	(1.00)	(2.98)	970
Class C	(20.13)	0.38	1.16	1,012
Class I	(18.42)	1.35	4.10	1,041
Class R	(18.89)	0.81	2.47	1,025
		TargETFund Core
Class A	(19.48)	(1.27)	(3.76)	962
Class C	(16.04)	0.01	0.02	1,000
Class I	(14.28)	1.06	3.22	1,032
Class R	(15.63)	0.45	1.35	1,014

(1)	The “Value of Initial $1,000 Investment” as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, and assumes that all dividends and capital gain distributions, if any, were reinvested.

49

Financial Statements

The Series’ Annual Report to shareholders for the fiscal year ended September 30, 2008 contains portfolios of the investments of the Funds as of September 30, 2008, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant’s motion to dismiss the complaint, the Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors (the principal underwriter of the Seligman Funds) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

50

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Fund of the Series.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services.

Board Services Corporation. The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

51

The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Balanced Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Emerging Markets Fund

Seligman Global Smaller Companies Fund

Seligman Global Growth Fund

Seligman Global Technology Fund

Seligman International Growth Fund

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Seligman Income and Growth Fund, Inc.

Seligman LaSalle International Real Estate Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Seligman Municipal Fund Series, Inc.

Seligman National Municipal Fund

Seligman Colorado Municipal Fund

Seligman Georgia Municipal Fund

Seligman Louisiana Municipal Fund

Seligman Maryland Municipal Fund

Seligman Massachusetts Municipal Fund

Seligman Michigan Municipal Fund

Seligman Minnesota Municipal Fund

Seligman Missouri Municipal Fund

Seligman New York Municipal Fund

Seligman Ohio Municipal Fund

Seligman Oregon Municipal Fund

Seligman South Carolina Municipal Fund

Seligman Municipal Series Trust

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Seligman Value Fund Series, Inc.

Seligman Large-Cap Value Fund

Seligman Smaller-Cap Value Fund

Tri-Continental Corporation

*	Cannot be exchanged with any RiverSource fund, RiverSource Partners fund or Threadneedle fund.

52

The RiverSource Complex of Funds*	Appendix B

RiverSource Bond Series, Inc.

RiverSource Floating Rate Fund

RiverSource Income Opportunities Fund

RiverSource Inflation Protected Securities Fund

RiverSource Limited Duration Bond Fund

RiverSource California Tax-Exempt Trust

RiverSource California Tax-Exempt Fund

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Diversified Income Series, Inc.

RiverSource Diversified Bond Fund

RiverSource Equity Series, Inc.

RiverSource Mid Cap Growth Fund

RiverSource Global Series, Inc.

RiverSource Absolute Return Currency and Income Fund

RiverSource Emerging Markets Bond Fund

RiverSource Global Bond Fund

RiverSource Global Technology Fund

Threadneedle Emerging Markets Fund

Threadneedle Global Equity Fund

RiverSource Government Income Series, Inc.

RiverSource Short Duration U.S. Government Fund

RiverSource U.S. Government Mortgage Fund

RiverSource High Yield Income Series, Inc.

RiverSource High Yield Bond Fund

RiverSource Income Series, Inc.

RiverSource Income Builder Basic Income Fund

RiverSource Income Builder Enhanced Income Fund

RiverSource Income Builder Moderate Income Fund

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Select Value Fund

RiverSource Partners International Small Cap Fund

RiverSource International Series, Inc.

RiverSource Disciplined International Equity Fund

Threadneedle European Equity Fund

Threadneedle Global Equity Income Fund

Threadneedle Global Extended Alpha Fund

Threadneedle International Opportunity Fund

RiverSource Investment Series, Inc.

RiverSource Balanced Fund

RiverSource Disciplined Large Cap Growth Fund

RiverSource Diversified Equity Income Fund

RiverSource Disciplined Large Cap Value Fund

RiverSource Mid Cap Value Fund

RiverSource Large Cap Series, Inc.

RiverSource Disciplined Equity Fund

RiverSource Growth Fund

RiverSource Large Cap Equity Fund

RiverSource Large Cap Value Fund

RiverSource Managers Series, Inc.

RiverSource Partners Aggressive Growth Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners Select Value Fund

RiverSource Partners Small Cap Equity Fund

RiverSource Partners Small Cap Value Fund

RiverSource Market Advantage Series, Inc.

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Moderate Conservative Fund

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Total Equity Fund

RiverSource S&P 500 Index Fund

RiverSource Small Company Index Fund

RiverSource Money Market Series, Inc.

RiverSource Cash Management Fund

RiverSource Sector Series, Inc.

RiverSource Dividend Opportunity Fund

RiverSource Real Estate Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource Series Trust

RiverSource 120/20 Contrarian Equity Fund

RiverSource 130/30 U.S. Equity Fund

RiverSource Retirement Plus 2010 Fund

RiverSource Retirement Plus 2015 Fund

RiverSource Retirement Plus 2020 Fund

RiverSource Retirement Plus 2025 Fund

RiverSource Retirement Plus 2030 Fund

RiverSource Retirement Plus 2035 Fund

RiverSource Retirement Plus 2040 Fund

RiverSource Retirement Plus 2045 Fund

RiverSource Short Term Investments Series, Inc.

RiverSource Short-Term Cash Fund

RiverSource Special Tax-Exempt Series Trust

RiverSource Minnesota Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

RiverSource Strategic Allocation Series, Inc.

RiverSource Strategic Allocation Fund

RiverSource Strategic Income Allocation Fund

RiverSource Strategy Series, Inc.

RiverSource Equity Value Fund

RiverSource Partners Small Cap Growth Fund

RiverSource Small Cap Advantage Fund

RiverSource Tax-Exempt Income Series, Inc.

RiverSource Tax-Exempt High Income Fund

RiverSource Tax-Exempt Money Market Series, Inc.

RiverSource Tax-Exempt Money Market Fund

RiverSource Tax-Exempt Series, Inc.

RiverSource Intermediate Tax-Exempt Fund

RiverSource Tax-Exempt Bond Fund

RiverSource Variable Series Trust

Disciplined Asset Allocation Portfolios – Aggressive

Disciplined Asset Allocation Portfolios – Conservative

Disciplined Asset Allocation Portfolios – Moderate

Disciplined Asset Allocation Portfolios – Moderately Aggressive

Disciplined Asset Allocation Portfolios – Moderately Conservative

RiverSource Partners Variable Portfolio – Fundamental Value Fund

RiverSource Partners Variable Portfolio – Select Value Fund

RiverSource Partners Variable Portfolio – Small Cap Value Fund

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – Growth Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Large Cap Equity Fund

RiverSource Variable Portfolio – Large Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

RiverSource Variable Portfolio – Small Cap Advantage Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

*	Cannot be exchanged with any Seligman fund.

53